--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------
QUALITY BOND FUND

Interest rates fell 10-30 basis points over the quarter as the bond market benefited from weaker domestic growth and increased turmoil in overseas economies and markets. US economic growth dropped sharply in the quarter with most estimates coming in at below 2%, and some coming in at negative growth. A sharply widening trade deficit and inventory correction were the primary drivers of the sharp slowdown in growth in the second quarter.

We expect growth to continue to be sluggish in coming quarters. Consumption is likely to slow after the run-up in the first half of the year and combined with continued weakness in corporate profits, we expect capital spending to slow. Given continued weakness overseas, up-coming economic growth is likely to be more sluggish than what we have seen over the past several years.

Our cautious view toward aggregate corporate earnings and low spreads available over treasuries pushes us toward a higher quality portfolio, as a result we maintain a AA+ average rating.

Our macro outlook for sluggish growth also has leaned us to take off our long-standing yield curve flattening bet. We think the next major move in the yield curve is to a steepening eventually led by Federal Reserve easing although that event may be months away. As a result we have sold some of our long treasuries and replaced them with a duration equivalent of shorter term treasuries.

We have also maintained our long in duration position in conjunction with our macro outlook for sluggish growth and eventual Fed easing. Currently our duration is approximately 105% of the Salomon Bros. BIG Index.

Performance for the quarter was slightly below average however our year to date performance has been outstanding. The key contributors for this excellent performance have been very good interest rate anticipation calls, propitious sector rotation calls between treasuries, investment grade corporates and mortgage-backed securities.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

The economy continued to provide a virtually perfect backdrop for the high-yield bond market--solid growth, declining inflation, and further declines in interest rates. Corporate earnings growth remained respectable, although some industry sectors and individual companies began to be affected by the slowdown in Asia. However, the market's internal dynamics deteriorated during the quarter. The quality of the deals coming to market declined, and the volume was no longer readily digested. Then, in June, renewed turmoil in the emerging markets debt area depressed high-yield bonds as investors sought safer securities. In May and June, high-quality bonds outperformed junk bonds.

STRATEGY REVIEW

The fund provided a modest but positive total return for the second quarter that surpassed its Lipper peer group average. Performance benefited from our avoidance of emerging markets debt and, for most of the period, from our focus on B rated bonds. We made few changes in the fund's sector holdings in recent months and continued to emphasize noncyclical areas. Telecommunications remained our largest exposure and has been a big winner for your fund. Reflecting the rigorous efforts of our research team, the fund avoided major problems and had no holdings go into default. Given economic uncertainties arising from the Asian situation and our concerns about the high-yield market's own fundamentals, we continued to focus on companies we believe are solid credit risks in businesses that should be recession-resistant. While B-rated issues remained our focus, we began to add more BB-rated bonds.

Even though the economy remains supportive, we do not see a catalyst for the kind of capital appreciation the fund enjoyed over the past two years. Previous high-yield gains were driven by falling interest rates and narrowing yield spreads versus high-quality bonds, but interest rates seem unlikely to decline significantly from current levels, and yield spreads are already widening. Down the road, we believe we will see a rise in bond defaults, particularly among the new issues.

In summary, we are cautious. Our outlook is for positive but more modest returns in the coming months, with coupon income probably playing a larger role than price appreciation.

T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT ADVISER

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------
GROWTH EQUITY FUND

Investors have benefited greatly in the 1990's from what has become known as the "Goldilocks" economy. Our economy has never gotten hot enough to spark sustainable inflation nor cold enough to cause a deep recession. At the same time, dramatic changes in corporate America have resulted in a tremendous upward swing in corporate profitability. Low inflation and declining or stable interest rates plus rising profits made for an investment environment that was "just right."

Recently the mood has shifted a bit. Questions have arisen as to how much further corporate profits can expand, particularly if the economy slows. The last two quarters have brought this question into sharper focus as after-tax corporate profits posted their first two quarter-to-quarter declines since the last recession. Top line growth has slowed and profit margins, reflecting limited pricing flexibility and upward pressure from employment compensation costs, have flattened. Add in the uncertainties created by problems in the Far East, particularly Japan, and some concern is warranted.

On the other hand, while everything may not seem "just right" any longer, there are still strong positives for the U.S. equity markets. The U.S. economy continues its excellent performance. Output and employment are high and the economy is growing in all regions and across most sectors. Inflation remains low with factors such as productivity improvement, lower interest expense, improved inventory control and declining commodity costs offsetting rising employment compensation costs. Corporate profits, although down sequentially, were still better in the first quarter of 1998 than in 1997's first quarter. This gain occurred despite weak global demand and a strengthening dollar. The balance of the year is expected to show even more improvement and most forecasts call for further earnings expansion in 1999. Given the current government budget, surplus interest rates do not appear headed higher any time soon. Finally, funds available for investment (liquidity) remain at historically high levels relative to the total of investment opportunities.

The Penn Series Growth Equity Fund posted a strong gain of 21.38% for the first half of 1998, besting the S&P 500's 17.67% return, the 15.57% gain for the Lipper Growth Index and the 15.10% return of the Lipper Growth Fund average. Over the past twelve months the fund has produced a total return of 32.69%, better than the returns for the S&P 500 (30.13%), the Lipper Growth Index (28.28%) and the Lipper Growth Fund average (25.38%).

While larger capitalization stocks continued to perform well over the past year, a review of the INDATA universe of large capitalization growth funds clearly shows how well the Growth Equity Fund has done over that time frame. Among the approximately 400 large capitalization growth funds reporting to INDATA the Growth Equity Fund placed in the top fifteen percent (15%) year-to-date and the top quartile (25%) over the past year. Only 30% of INDATA's large capitalization growth funds outperformed the S&P 500 thus far in 1998 and over the last twelve months only 41% have bettered the index.
--------------------------------------------------------------------------------

The Fund's six month performance was boosted by above-market results from its holdings in the Technology (+39.1%), Capital Goods (+31.1%), Consumer Cyclical (+27.1%), Healthcare (+25.9%), Utilities (21.4%), and Financial (17.8%)
sectors. The Consumer Staples sector returned 16.6%, just slightly less than the S&P 500. Basic Materials produced a -3.1% return, but the sector represented less than 2% of the Fund's assets and thus had only a nominal impact on fund performance. Once again the Energy sector hit performance the hardest with a -24.4% decline, but even here the impact was limited by the modest 2.5% weighting in this sector.

The Growth Equity Fund continues to emphasize ownership of companies capable of generating consistent and sustainable earnings growth. The Fund's largest holdings as of June 30 continued to include Merck & Co., Home Depot, Staples, Wal-Mart, Safeway, Microsoft, and General Electric. New additions to the portfolio this year include Lucent Technologies, H.J. Heinz, Nationsbank, and Computer Sciences. The Fund remains over-weighted in the Healthcare, Consumer Cyclical and Technology sectors.

Given near-term uncertainty we suspect the stock market will continue the choppy, trading range pattern of recent months with ongoing bouts of volatility and sector rotation. However, with economic and business fundamentals essentially intact we envision the market eventually moving higher as investors focus on the plusses of continued economic and profit expansion; strong financial institutions; the benefits accruing to well-managed corporations; and a constructive interest rate environment.


INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

--------------------------------------------------------------------------------
VALUE EQUITY FUND

We continue to be optimistic about the prospects for the U.S. economy. In our view, the benign, low-inflation economic environment that has driven the stock market's phenomenal performance of the past three-and-a-half years remains intact.

THE INVESTMENT POWER OF THE BABY BOOMERS

A much-talked-about force fueling the market's advance has been the relentless demand for stocks from baby boomers saving for retirement. This demand resulted in an unprecedented net inflow into equity mutual funds of $263 billion in the 12 months through April.

While it's clear that the baby boomers are helping drive the market with their thirst for equities, households have been net sellers of direct holdings of stocks during the past three years. This should not be surprising given the high level of merger activity and large number of corporate share repurchase programs. Due partly to their net sales of direct equity holdings, households have increased their liquid assets by $343 billion, or 9.2%, in the year through March and by $392 billion in the past 3 1/4 years.

We take some comfort in this development. Mutual funds have low cash positions at this time. By contrast, the large holdings of liquid assets by individuals provide a cushion of potential buying power if the market were to decline, assuming individuals try to capitalize on buying opportunities as they have done in the wake of other recent market dips. The favorable demographic profile of baby boomers with a need to save for retirement, and investing a significant portion of their retirement money in equities, will continue for the next decade.

RISK FACTORS IN THE STOCK MARKET

Stocks seem overvalued today by traditional measures such as price/earnings ratios and yields. However, several factors mitigate this "overvaluation" and suggest, in fact, that stocks may be reasonably valued. For instance, monetary policy, budget restraint, deregulation and the Information Revolution have all done their part to reduce inflation and interest rates, buttressing equity prices. Because of the decline in long-term interest rates, stocks on a dividend discount basis remain within the valuation range of the past quarter century. The lower equity risk premiums of the 1980s and 1990s are, in turn, justified by: the sharp decline in the volatility of stock returns relative to the volatility of bond returns; a more favorable tax treatment for equities as both inflation and capital gains tax rates have declined; and a more stable corporate earnings environment.

However, with so much of the good news already reflected in stock prices, there are some near-term risks. The pattern of low dividend payouts and low interest rates has increased the sensitivity of stocks to changes in interest rates and growth expectations. The main risk to interest rates would be renewed concern about inflation as a result of today's somewhat-too-rapid monetary growth in the face of a
--------------------------------------------------------------------------------

tight labor market. This is something of a "Catch-22": a slowdown in monetary growth would reduce the future inflation risk, but would also reduce the monetary liquidity that has been a big plus for the market. However, there is still time before monetary growth affects prices, and in any event near-term economic growth is likely to be restrained by a reduction in the rate of inventory accumulation and a weakening trade balance.

Another risk for the market is that corporate profit growth might prove disappointing. We have already seen poorer profit results because of inventory losses brought about by declining commodity prices and the impact of the Asian crisis on high-tech companies and on overall foreign profits. There has also been a recent squeeze in the ratio of prices received to unit labor costs. The reduction of inventory losses should help some, but a slowdown in cyclical productivity in combination with gradually accelerating labor compensation gains and a poor pricing environment could squeeze margins and slow profit growth or even cause margins to decline in the event of an even weaker economy.

So far, the Asian crisis has probably helped more than hurt the U.S. stock market. Capital flows from Japan and perhaps from expatriate Chinese into the U.S., a resulting strong dollar and our safe haven status have all contributed to a decline in U.S. long interest rates. The negative impact on U.S. economic growth of an increased U.S. trade deficit has actually been welcome in the face of extremely strong domestic demand.

However, there could be serious dangers as the crisis unfolds. Japan seems unable to deal with its economic problems and could very well remain in recession if it fails to provide adequate monetary stimulus. The Chinese economy is also under pressure, although that government seems determined not to devalue its currency this year. Should it be forced to devalue, this would create additional pressures on other economies in the region. Ultimately, of course, the United States could not escape unscathed from such strains on the international financial system.

SUMMARY

On balance, we think the economic outlook is positive, but we do have some concerns. As always, we buy individual stocks, not the indexes or the economy. Nonetheless, we remain alert to macro trends because they affect the overall investment environment and the stocks we own.

OPCAP ADVISORS
INVESTMENT ADVISER

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------
FLEXIBLY MANAGED FUND

There is no question that the economy is strong. The question is whether it is too strong, strong but sustainable, or strong but about to slow. Consumer spending is robust, and unemployment is at 30-year lows, with an amazing 64% of all people over the age of 16 working. Surging business demand has even caused unusual operating problems, such as those experienced by the Union Pacific railroad, surprising managements and customers alike. Normally, one could expect such prolonged economic strength to trigger a policy response by the Federal Reserve, but aside from one small rate increase in March 1997, there has been nothing.

PORTFOLIO HIGHLIGHTS

The fund's basic asset allocation among equities, convertibles, bonds, preferred stock, and reserves changed little over the past six months. We did, however, extensively groom the first two categories. Our largest purchases were Times Mirror convertible bonds and Niagara Mohawk common stock, making them two of our largest holdings. We significantly reduced FirstEnergy, also a top holding, in response to its tremendous run over the past 18 months. Three positions, Union Texas Petroleum, Wheelabrator Technologies, and Energy Group, were liquidated following favorable takeovers. Our electric utility holdings did particularly well considering the group's lackluster recent returns. Media holdings, including New York Times, Washington Post, and Time Warner, were strong. Two positions had a particularly negative impact on performance:
Newmont Mining, among other natural resource holdings, performed poorly due to broad economic trends as well as investor disenchantment; and Loews, whose major subsidiary is CNA Insurance, suffered from its modest cigarette connection.

OUTLOOK

While we expect the economy to slow from its recent pace largely due to the current flat yield curve, we rule out nothing concerning the general level of interest rates. They might fall to surprising lows if the economy slows more than most anticipate, conversely large increases would be likely only if inflation were to step up dramatically. Our biggest concern remains the stock market's high valuation levels. By most measures--price/earnings ratios, dividend yields, price-to-book values, etc.--stock prices are at record highs. Furthermore, we see financial accounting being stretched to the limit of truthfulness. For example, some calculations show that over the last decade more than one-quarter of all S&P 500 Stock Index earnings were subsequently written off. We think that high valuation levels and suspect corporate reporting dramatically lower the odds of successful investing. Why then do we maintain even 50% in common stocks, with more exposure in convertibles? Essentially, we are unwilling to be left at the gate in history's most rewarding investing climate. More importantly, we have been able to make investments we deem low risk that capture a good bit of the returns enjoyed by more aggressive investors.

T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT ADVISER

--------------------------------------------------------------------------------
SMALL CAPITALIZATION FUND

Small-Cap stocks as a class underperformed large caps in the second quarter even though the average earnings growth of small caps has now outpaced large caps for four consecutive quarters. This underperformance reflected, at least in part, investor caution about liquidity in the event of a market downturn.

In our small cap portfolio, we are long-term investors in undervalued companies that have a significant record of earnings and revenue growth, generate sizable free cash flow, have high cash flow returns on assets and have quality balance sheets. By being disciplined in our value philosophy, we seek to control risk, temper volatility and generate excellent returns over time.

During the quarter, we initiated a position in Unitrode Corporation (analog/linear and mixed-signal integrated circuits) and added to Wang Laboratories (computer and network services). We also added to St. Mary Land & Exploration and KCS Energy, oil and gas companies that have been battered by the recent decline in energy prices. Our purchase of these stocks reflects extremely low valuations for quality businesses, including modest multiples to cash flow, not a bet on oil and gas prices.

Through in-depth original research, we seek to identify companies that meet our criteria of superior businesses selling at reasonable valuations. CorVel Corporation, one of our larger holdings, illustrates some of the qualities we look for in an investment. CorVel is a leading national provider of managed care services for workers' compensation, accident and health, and auto insurance, with the industry's best systems. Clients include employers, insurance companies and government agencies. We believe workers' comp managed care, in particular, remains relatively undeveloped, offering excellent growth opportunities. The company benefits from its national presence; large corporations and insurance companies prefer to deal with one managed care provider nationwide. Moreover, it generates an extremely attractive return of more than 30% on operating assets and produces significant free cash flow. During the past year, the company used part of that cash flow to repurchase about 10% of its shares. For these reasons, as well as the stock's moderate valuation, CorVel is one of our holdings.

OPCAP ADVISORS
INVESTMENT ADVISER

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

Our approach to maximizing returns involves a combination of country allocation, security selection, and active currency management.

Country allocation decisions begin with an analysis of about 35 countries representing the developed markets; factors taken into account include market liquidity, accessibility to foreign investors, regulatory protection of shareholders, accounting and disclosure standards, and foreign exchange controls. A significant part of our decision-making process involves the use of proprietary country models which measure the attractiveness of a market based on current valuations and interest rates. Country weights are determined relative to the MSCI EAFE index, with caps placed on maximum deviation from index weights to control overall portfolio risk. Bottom-up company selection also has a large impact on country weightings.

The company selection process begins with a screen of the universe of large- and medium-cap companies representing the markets in each country of the developed world. Companies analyzed are those with growth factors that can be measured and compared, and that have long records of successful operations in their core businesses. Portfolio managers visit the companies we hold and the companies under consideration. We seek to identify strong, stable and reliable management in addition to sound fundamentals; consistent growth and high return on equity are two of the most important criterion in our company selection process. Generally, stocks are held for over a year.

We do not make active currency "bets" but instead hedge currencies primarily as a defensive measure to lower volatility and protect the portfolio in base currency terms: we hedge against foreign currencies during times of perceived dollar strength and leave currencies unhedged during times of perceived dollar weakness.

MARKET ENVIRONMENT

Disinflation remains a risk to the overall profitability of the Japanese economy; the Asian economies are contracting on a year-on-year basis as a result of falling investment and consumer confidence.

Loose monetary policy in Japan is having a negative impact on the stalled economv: the cost of financing for Japanese businesses is so low that most of the businesses have little incentive to take immediate action towards resolving the structural difficulties which precipitated the recent series of financial woes.

Many companies present balance sheet and profitability risk and are not providing a sufficient return on investment; low earnings levels are prevalent.

PORTFOLIO POSITIONS

Japan and the Asian region as a whole are slightly underweight in the portfolio.
--------------------------------------------------------------------------------


The portfolio does, however, maintain a significant position in Japan, representing companies that have investment virtues equal to their counterparts in the U.S. and Europe, i.e. little balance sheet risk, rising R.O.E.'s, and generation of free cash flow.

Many of the portfolio's Japanese holdings are multinational corporations with geographically well-diversified client bases; these companies do not, on the whole, depend primarily on Japanese or Asian client bases.

FACTORS CONTRIBUTING TO/DETRACTING FROM RETURNS

Asia has been a drag on recent short-term returns; however, from a risk/reward standpoint investments are well balanced and we anticipate stronger performance over the long term.

We will remain cautious about investing in the region: we will consider only investible companies that provide clear profit ratios; we foresee no easy way out for the Asian economy in the near term.

VONTOBEL, USA
INVESTMENT ADVISER

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------
EMERGING GROWTH FUND

The Penn Mutual Emerging Growth Portfolio outperformed its benchmark, the Russell 2000 Growth Index, by a wide margin over the first half of 1998. Through June 30,1998 the portfolio is up 26.77% versus the Russell 2000 Growth index which increased 5.46%.

MARKET TRENDS

Small-cap growth stocks had a very strong start this year. In May and June, however, the market dropped sharply. Investors became concerned about renewed turmoil in Asia and potentially lower corporate earnings in the United States. That uncertainty drove investors back to blue chips during the second quarter, even though we believe large-caps stocks are more vulnerable to Asia's economic downturn than many small-cap companies. Schroder & Company estimates that companies in the Russell 2000 universe derive 12% of their total sales outside the US. That contrasts sharply to companies in the S&P 500 which derive 32% of their sales from outside the US. We think the tide will turn back toward small-caps, if blue chip companies begin to report slowing revenue growth. By our estimations, small-caps not only have much stronger growth prospects than large-caps but also more attractive valuations.

Nonetheless, these concerns prompted investors to return their focus to large-cap stocks late in the second quarter. In fact, despite periods of interest in small-cap stocks, investors have favored large-caps throughout 1998. Data from consulting firm Strategic Insight confirms this trend. Year-to-date cash flow through May 31, 1998 to mutual funds characterized as large-cap by Morningstar had attracted net inflow greater than $88 billion. Small-cap funds attracted only $8 billion in that same period. Worse still, mutual funds characterized as Small-Cap Growth have endured net redemptions in the year to date period.

PORTFOLIO REVIEW

The Portfolio's strong first-half performance was driven by a variety of holdings. Some of our most profitable positions were in Internet-related companies such as Real Networks (1.14%), Excite (0A5%), Amazon.com (1.30%) and Network Solutions (0.97%). Many of our software and information-technology holdings also contributed strong gains during the first half. We took some profits on these stocks during the spring. That turned out to be a wise move, as many of these stocks subsequently fell into a correction in May and June. Investors were concerned that Asia weakness would continue to dampen demand for semiconductors and ICs. While Asian weakness has not dramatically impacted software companies, investors drove down their shares too.

We took advantage of the downturn by adding positions in software and IT service companies, among others. This strategy of buying into weakness has served the Portfolio well in the past. Last fall, for instance, we bought into Excite when its share price was depressed. In fact, we mentioned Excite in our year-end 1997 commentary to Penn Mutual. Excite rallied sharply in the first quarter of 1998 as
--------------------------------------------------------------------------------

investors focused on the tremendous long-term growth opportunities of many Internet related companies. Excite was attractive due to its valuation relative to some of its peers. The stock increased significantly from our average purchase back in 1997 before we sold it in the second quarter of this year. Our sale decision paid off as Internet stocks came under pressure in May and June. Despite the recent sell-off, we're convinced that Internet-related companies offer tremendous long-term growth potential, and we think our team has the unique insight that will allow us to exploit this sector.

THINKING "OUTSIDE THE BOX'

Outside the technology arena, we continue to search for growth in areas that most other emerging growth fund managers overlook. Regional airlines are just one example. Several of our holdings in this sector performed very well since we started accumulating positions in November. We have taken profits in a number of these positions as the stocks have run up in price, driving up their price/earning multiple and their market cap. Our willingness to think outside the box is just one of the tactics that we think will enable the Fund to significantly outperform competitors over the long run.

We are excited about the Portfolio's long-term prospects and we look forward to your continued support in the future. Thanks for investing with us.

ROBERTSON STEPHENS INVESTMENT MANAGEMENT
INVESTMENT ADVISER

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998
THE MONEY MARKET FUND

                                                               PAR
                                             MATURITY RATING  (000)    VALUE
                                             -------- ------- ----- -----------
COMMERCIAL PAPER (46.8%)
------------------------
 Allstate Corp.
  5.50%..................................... 07/20/98 A-1     1,200 $ 1,196,517
 Bell Atlantic Corp.
  5.53%..................................... 07/09/98 A-1     1,900   1,897,665
 Carolina Power and Light
  5.47%..................................... 07/10/98 A-1     1,695   1,692,682
 Coca-Cola Co.
  5.48%..................................... 07/09/98 A-1     1,300   1,298,417
 Countrywide Home Loans
  5.55%..................................... 07/09/98 A-1     1,800   1,797,780
 Dekalb County for Emory University
  5.65%..................................... 07/08/98 A-1     1,500   1,500,000
 Dupont (E.I.) de Nemours & Co.
  5.51%..................................... 07/08/98 A-1     1,520   1,518,372
 Emerson Electric Co.
  5.48%..................................... 07/02/98 A-1     1,300   1,299,802
 Ford Motor Credit Co.
  5.55%..................................... 07/02/98 A-1     1,900   1,899,707
 GTE Corp.
  5.62%..................................... 07/02/98 A-2     1,900   1,899,703
 Lucent Technologies, Inc.
  5.52%..................................... 07/09/98 A       1,300   1,298,405
 Merrill Lynch & Co., Inc.
  5.57%..................................... 07/15/98 A-1       900     898,051
  5.49%..................................... 08/28/98 A-1     1,000     991,155
                                                                    -----------
TOTAL COMMERCIAL PAPER
 (Cost $19,188,256)................................................  19,188,256
                                                                    -----------
CORPORATE BONDS (10.3%)
-----------------------
 Associates Corporation
  North America
  5.25%..................................... 09/01/98 AA-       350     349,560
 Chrysler Finance Corp.
  5.375%.................................... 10/15/98 A         350     349,652
 First USA Bank
  6.25%..................................... 10/09/98 AA      1,000   1,001,304
 GMAC Debentures
  7.75%..................................... 01/15/99 A         325     328,220
 International Lease
  Finance Corp.
  5.75%..................................... 07/01/98 A+        465     465,000
 Lehman Brothers
  Holdings, Inc.
  8.375%.................................... 02/15/99 A         240     243,588
 Morgan Stanley Dean Witter 7.875%.......... 12/15/98 A+        500     504,675
 Sears Roebuck Co. 8.45%.................... 11/01/98 A-        100     100,714
 Southern California Edison 7.50%........... 04/15/99 A+        500     506,516
 Wachovia Bank 6.00%........................ 03/15/99 AA+       350     350,598
                                                                    -----------
TOTAL CORPORATE BONDS
 (Cost $4,199,827).................................................   4,199,827
                                                                    -----------

                                                               PAR
                                             MATURITY RATING  (000)    VALUE
                                             -------- ------- ----- -----------
VARIABLE RATE DEMAND NOTES (33.0%)+
-----------------------------------
 Alabama State Development Authority 5.65%.. 07/07/98 A-1       550 $   550,000
 Barton Healthcare 5.70%.................... 07/01/98 A-1       430     430,000
 Baylis Group Partnership 5.80%............. 07/01/98 A-1       700     700,000
 Berks County Industrial Development
  Authority 5.75%........................... 07/07/98 A-1       535     535,000
 Bloomfield New Mexico 5.70%................ 07/07/98 A-1       600     600,000
 Columbia County Georgia Development
  Authority 5.60%........................... 07/07/98 A-1     1,390   1,390,000
 Community Health Systems, Inc.
  5.85%..................................... 07/07/98 A-1     1,065   1,065,000
  5.85%..................................... 07/07/98 A-1       365     365,000
 Durham Risk Management Co. 5.58%........... 07/07/98 A-1       500     500,000
 Fairview Hospital and Healthcare Services
  5.60%..................................... 07/07/98 AAA       500     500,000
 GMG Warehouse American National 5.70%...... 07/01/98 A-1       875     875,000
 Health Insurance Plan of Greater NY 5.55%.. 07/07/98 A-1       500     500,000
 Illinois Development Finance Authority
  5.70%..................................... 07/07/98 A-1       600     600,000
 Liliha Partners LP
  5.85%..................................... 07/01/98 A-1       300     300,000
  5.85%..................................... 07/01/98 A-1     1,155   1,155,000
 Montgomery County PA Industrial Development
  Authority 5.75%........................... 07/07/98 A-1       775     775,000
 New York, New York 5.65%................... 07/09/98 AAA     1,600   1,600,000
 Saint Francis Health 5.85%................. 07/07/98 A-2       490     490,000
 Sliver City New Mexico 5.70%............... 07/07/98 A-1       600     600,000
                                                                    -----------
TOTAL VARIABLE RATE DEMAND NOTES
 (Cost $13,530,000)................................................  13,530,000
                                                                    -----------
MEDIUM TERM NOTES (2.7%)
------------------------
 Chrysler Financial Corp. 5.88%............. 12/21/98 A         650     650,148
 Lehman Brothers Holding Corp. 6.65%........ 07/14/98 A         190     190,033
 Xerox Corp. 7.01%.......................... 04/30/99 A         250     252,473
                                                                    -----------
TOTAL MEDIUM TERM NOTES
 (Cost $1,092,654).................................................   1,092,654
                                                                    -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (CONTINUED)
THE MONEY MARKET FUND

                                                           NUMBER
                                                          OF SHARES    VALUE
                                                          --------- -----------
SHORT-TERM INVESTMENTS (7.2%)
-----------------------------
 Janus Money Market Fund, Inc. .......................... 1,795,810 $ 1,795,810
 Temporary Investment Fund, Inc. ........................ 1,151,237   1,151,237
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $2,947,047).................................................   2,947,047
                                                                    -----------
TOTAL INVESTMENTS (100%)
 (Cost $40,957,784)(a)............................................. $40,957,784
                                                                    ===========

-------
(a) Cost for Federal income tax purposes.
+ The rate shown is the rate as of June 30, 1998, and the maturity shown is the next interest readjusted date.

The Standard & Poor's Corporation, Moody's Investors Service, Fitch Investors Service and Duff & Phelps Credit Rating Co. Ratings are the most recent ratings available at June 30, 1998.

                                                       PERCENTAGE OF PORTFOLIO
      MATURITY              AMOUNT                  ----------------------------------------------
      SCHEDULE                PAR                                                (CUM)
      --------            -----------                                         -------------
     1 -   7 days         $17,495,000                     46.0%                     46.0%
     8 -  14 days          12,805,000                     33.7%                     79.7%
    15 -  30 days           2,100,000                      5.5%                     85.2%
    31 -  60 days           1,000,000                      2.6%                     87.8%
    61 -  90 days             350,000                      0.9%                     88.7%
    91 - 120 days           1,350,000                      3.6%                     92.3%
   121 - 150 days             100,000                      0.3%                     92.6%
    Over 150 days           2,815,000                      7.4%                    100.0%
                          -----------               -----------
                          $38,015,000                    100.0%
                          ===========               ===========

                      Average Weighted Maturity -- 28 days

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998
THE QUALITY BOND FUND

                                                                PAR
                                               MATURITY RATING (000)    VALUE
                                               -------- ------ ----- -----------
CORPORATE BONDS (16.6%)
-----------------------
BROADCASTING (1.0%)
 News America Holdings 8.50%.................. 02/23/25  BBB-    360 $   425,250
                                                                     -----------
CANADIAN GOV'T AGENCYED FRUIT (3.1%)
 Hydro-Quebec 8.05%........................... 07/07/06  A+    1,150   1,372,812
                                                                     -----------
FINANCIAL (3.0%)
 Associates Corp. N.A. 7.75%.................. 02/15/05  AA-     500     541,250
 General Electric Capital Corp. 8.125%........ 02/01/99  AAA     500     506,580
 Morgan Stanley Financial PLC 8.03%........... 02/28/17  A-      250     273,750
                                                                     -----------
                                                                       1,321,580
                                                                     -----------
GENERAL OBLIGATION BONDS (4.5%)
 Beneficial Corp. 6.39%....................... 01/22/08  A     1,000     991,250
 General Electric Capital Corp. 6.66%......... 05/01/18  AAA   1,000   1,016,250
                                                                     -----------
                                                                       2,007,500
                                                                     -----------
RAILROADS (0.6%)
 Union Pacific Co. 8.35%...................... 05/01/25  A       250     275,000
                                                                     -----------
RETAIL (0.4%)
 Penney (J.C.) Inc. Note 9.45%................ 07/15/02  A+      175     185,937
                                                                     -----------
SERVICES-EQUIPMENT RENTING & LEASING (0.2%)
 Service Corporation International 7.00%...... 06/01/15  BBB+    100     103,625
                                                                     -----------
TELEPHONE COMMUNICATIONS (2.3%)
 GTE Corp. 6.94%.............................. 04/15/28  A     1,000   1,027,500
                                                                     -----------
TRANSPORTATION (1.5%)
 CSX Corporation 7.05%........................ 05/01/02  BBB     660     677,325
                                                                     -----------
TOTAL CORPORATE BONDS
 (Cost $6,966,319)..................................................   7,396,529
                                                                     -----------
U.S. TREASURY OBLIGATIONS (43.0%)
---------------------------------
 U.S. Treasury Bonds
  5.625%......................................  2/15/06  NR    1,850   1,857,252
  7.50%....................................... 11/15/16  NR    1,000   1,200,670
  6.125%......................................  1/15/27  NR    3,490   3,741,734
                                                                     -----------
                                                                       6,799,656
                                                                     -----------
 U.S. Treasury Notes
  5.875%......................................  1/15/99  NR    2,550   2,562,265
  7.875%......................................  1/15/99  NR      750     773,160
  7.75%....................................... 12/31/99  NR    1,000   1,031,830
  5.875%......................................  1/30/01  NR    3,200   3,232,736
  6.25%....................................... 08/31/02  NR    2,750   2,821,500
  5.75%....................................... 04/30/03  NR    1,850   1,867,649
                                                                     -----------
                                                                      12,289,140
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $18,999,191).................................................  19,088,796
                                                                     -----------

                                                                 PAR
                                                MATURITY RATING (000)   VALUE
                                                -------- ------ ----- ----------
AGENCY OBLIGATIONS (28.1%)
--------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS (28.1%)
 Federal National Mortgage Association
  5.75%........................................ 07/01/98  NR    3,500  3,500,000
  5.625%....................................... 03/15/01  NR    3,100  3,098,543
  6.45%........................................ 12/01/03  NR    1,214  1,236,506
  6.67%........................................ 12/01/04  NR    1,768  1,822,727
  6.825%....................................... 09/01/07  NR    2,722  2,813,490
                                                                      ----------
TOTAL AGENCY OBLIGATIONS
 (Cost $12,347,903).................................................. 12,471,266
                                                                      ----------
COMMERCIAL ASSET BACKED SECURITIES (4.6%)
-----------------------------------------
 Morgan Stanley
  6.95%........................................ 12/10/07  AA      468    489,361
 Railcar-1 A2
  7.125%....................................... 01/15/13  AAA   1,000  1,057,500
 Sasco 96- CFl Class B
  6.303%....................................... 02/25/28  AAA     500    500,707
                                                                      ----------
TOTAL COMMERCIAL ASSET-BACKED SECURITIES
 (Cost $2,018,888)...................................................  2,047,568
                                                                      ----------

                                                           SHARES
                                                          ---------
SHORT-TERM INVESTMENTS (7.7%)
-----------------------------
 Janus Money Market Fund................................. 1,887,865   1,887,865
 Temporary Investment Fund Class B....................... 1,551,471   1,551,471
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $3,439,336).................................................   3,439,336
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $43,771,637)(a)............................................. $44,443,495
                                                                    ===========

-------
(a) At June 30, 1998, the cost for Federal income tax purposes was $43,771,637. Net unrealized appreciation was $670,740. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $708,957 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $38,217.

  The Standard & Poor's corporation ratings are the most recent ratings available at June 30, 1998.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998
THE HIGH YIELD BOND FUND

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------ ------- -----------
ASSET-BACKED SECURITIES (0.8%)
------------------------------
 Airplanes Pass Through Trust 10.875% (Cost
  $506,762)................................ 03/15/19 BB     $   500 $   551,250
                                                                    -----------
CORPORATE BONDS (88.1%)
-----------------------
ADVERTISING (0.4%)
 American Business Information, Inc.
  9.50%.................................... 06/15/08 B          250     251,250
                                                                    -----------
AEROSPACE & DEFENSE (2.5%)
 Communication & Power Industries 12.00%... 08/01/05 B          750     840,000
 Dyncorp, Inc. 9.50%....................... 03/01/07 B          425     433,500
 L-3 Communication Corp. 10.375%........... 05/01/07 B          325     358,719
                                                                    -----------
                                                                      1,632,219
                                                                    -----------
AUTOMOBILES & RELATED (1.8%)
 Advance Store Co. 10.25%.................. 04/15/08 B-         275     286,000
 Diamond Triumph Auto 9.25%................ 04/01/08 B+         250     255,000
 Federal Mogul, Inc. 7.75%................. 07/01/06 BB+        400     400,500
 Trident Automotive 10.00%................. 12/15/05 B-         250     270,000
                                                                    -----------
                                                                      1,211,500
                                                                    -----------
BROADCASTING (3.0%)
 Azteca Holdings SA 11.00%................. 06/15/02 B-         200     200,500
 Chancellor Media Corporation 8.125%....... 12/15/07 B-         550     557,563
 Muzak Limited Partners 10.00%............. 10/01/03 B+         500     517,500
 Pegasus Communications Corporation
  9.625%................................... 10/15/05 B-         150     154,875
 Sinclair Broadcast Group, Inc. 8.75%...... 12/15/07 B          300     307,500
 TV Azteca SA DE CV 10.50%................. 02/15/07 B+         250     250,000
                                                                    -----------
                                                                      1,987,938
                                                                    -----------
BUILDING PRODUCTS (3.6%)
 American Builders and Contractors
  10.625%.................................. 05/15/07 NR         400     400,000
 Associated Materials Inc. 9.25%........... 03/01/08 BB         500     515,000
 JTM Industries, Inc. 10.00%............... 04/15/08 B-         425     431,375
 Maxxam Group, Inc. 11.25%................. 08/01/03 CCC+       500     525,000
 Werner Holdings Co. 10.00%................ 11/15/07 B-         500     520,000
                                                                    -----------
                                                                      2,391,375
                                                                    -----------
CABLE OPERATORS (1.9%)
 Falcon Holding Group 9.285%++............. 04/15/10 B          200     126,500
 Frontiervision L.P. 11.00%................ 10/15/06 B          300     333,000

                                                              PAR
                                            MATURITY RATING  (000)     VALUE
                                            -------- ------ ------- -----------
 Fundy Cable Ltd. 11.00%................... 11/15/05 BB     $   500 $   555,000
 Telewest Communication plc 9.625%......... 10/01/06 B+         125     131,875
 UIH Australia Pacific
  13.897%++................................ 05/15/06 B          175     122,500
                                                                    -----------
                                                                      1,268,875
                                                                    -----------
CHEMICALS (1.3%)
 International Specialty Products, Inc.
  9.75%.................................... 02/15/02 B-         500     526,250
 Sovereign Specialty Chemicals 9.50%....... 08/01/07 B-         350     358,750
                                                                    -----------
                                                                        885,000
                                                                    -----------
CONGLOMERATES (0.7%)
 ICF Kaiser International, Inc. 13.00%..... 12/31/03 NR         400     440,000
                                                                    -----------
CONSUMER PRODUCTS (1.4%)
 Purina Mills, Inc. 9.00%.................. 03/15/10 B          425     435,625
 Revlon Consumer Products 8.625%........... 02/01/08 B          500     500,000
                                                                    -----------
                                                                        935,625
                                                                    -----------
CONTAINER (2.6%)
 Anchor Advanced Products 11.75%........... 04/01/04 B+         250     276,250
 BWAY Corporation 10.25%................... 04/15/07 B          500     545,000
 Plastic Containers, Inc. 10.00%........... 12/15/06 B+         500     537,500
 U.S. Can Corp. 10.125%.................... 10/15/06 B          350     368,375
                                                                    -----------
                                                                      1,727,125
                                                                    -----------
DIVERSIFIED CHEMICALS (0.5%)
 Koppers Industry, Inc. 9.875%............. 12/01/07 B-         300     306,000
                                                                    -----------
ELECTRIC UTILITIES (0.7%)
 Niagara Mohawk Power Corp.
  7.75%.................................... 10/01/08 BB-        200     204,902
  8.50%++.................................. 07/01/10 BB-        400     276,500
                                                                    -----------
                                                                        481,402
                                                                    -----------
ELECTRONIC COMPONENTS (2.5%)
 Celestica International 10.50%............ 12/31/06 B          275     303,188
 Fairchild Semiconductor 10.125%........... 03/15/07 B          250     257,500
 Hadco Corp. 9.50%......................... 06/15/08 B          350     350,000
 MCMS, Inc. 9.75%.......................... 03/01/08 B-         500     460,000
 Viasystems, Inc. 9.75%.................... 06/01/07 B-         250     260,000
                                                                    -----------
                                                                      1,630,688
                                                                    -----------
ENERGY SERVICES (4.4%)
 Amerigas Partners LP 10.125%.............. 04/15/07 BB+        400     427,500
 Energy Corporation of America 9.50%....... 05/15/07 B          600     586,500
 Flores & Rucks 9.75%...................... 10/01/06 BB-        275     299,063

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                                PAR
                                              MATURITY RATING  (000)    VALUE
                                              -------- ------ ------- ----------
 Kelley Oil & Gas Corporation 10.375%........ 10/15/06 B-     $   300 $  298,500
 Plains Resources, Inc. 10.25%............... 03/15/06 B          550    587,125
 Pride Petroleum Services 9.375%............. 05/01/07 BB-        425    452,625
 Rutherford-Moran Oil 10.75%................. 10/01/04 CCC+       250    269,375
                                                                      ----------
                                                                       2,920,688
                                                                      ----------
ENTERTAINMENT & LEISURE (3.8%)
 Bally Total Fitness Holdings 9.875%......... 10/15/07 B-         500    515,000
 Premier Parks, Inc. 9.381%++................ 04/01/08 B+         300    198,750
 Six Flags Theme Parks 12.25%................ 06/15/05 B-         600    682,500
 Speedway Motorsports, Inc. 8.50%............ 08/15/07 B+         500    519,375
 Empress Entertainment 8.125%................ 07/01/06 B+         550    551,375
                                                                      ----------
                                                                       2,467,000
                                                                      ----------
FINANCIAL SERVICES (1.2%)
 Ocwen Capital Trust I 10.875%............... 08/01/27 B-         200    218,000
 Ocwen Financial Corp. 11.875%............... 10/01/03 BB-        500    560,000
                                                                      ----------
                                                                         778,000
                                                                      ----------
FOOD PROCESSING (1.3%)
 B&G Foods Inc.
  9.625%..................................... 08/01/07  B-        200    202,000
 Mrs. Fields Original
  10.125%.................................... 12/01/04  BB+       250    242,500
 Shoppers Food Warehouse
  9.75%...................................... 06/15/04  B+        400    443,000
                                                                      ----------
                                                                         887,500
                                                                      ----------
FOOD/TOBACCO (3.1%)
 Archibald Candy Corp.
  10.25%..................................... 07/01/04  B         300    318,000
 Del Monte Foods Co.
  11.106%++.................................. 12/15/07  B-        300    195,000
 Eagle Family Foods
  8.75%...................................... 01/15/08  B-        250    245,000
 Keebler Corporation
  10.75%..................................... 07/01/06  BB+       600    681,000
 Smithfield Foods, Inc.
  7.625%..................................... 02/15/08  BB+       125    123,750
 Southern Foods, Inc.
  9.875%..................................... 09/01/07  B         500    521,250
                                                                      ----------
                                                                       2,084,000
                                                                      ----------
HEALTHCARE (2.4%)
 Hudson Respiratory Care
  9.125%..................................... 04/15/08  B-        300    292,500
 Kinetic Concepts, Inc.
  9.625%..................................... 11/01/07  B-        150    151,500
 Owens & Minor, Inc.
  10.875%.................................... 06/01/06  B+        250    272,500
 Oxford Health Plans, Inc.
  11.00%..................................... 05/15/05  B-        200    203,250

                                                               PAR
                                             MATURITY RATING  (000)    VALUE
                                             -------- ------ ------- ----------
 Paragon Health Network, Inc.
  10.145%++................................. 11/01/07  B-    $   400 $  264,000
 Quest Diagnostic, Inc.
  10.75%.................................... 12/15/06  B+        250    279,375
 Sun Healthcare Group
  9.50%..................................... 07/01/07  B-        150    151,875
                                                                     ----------
                                                                      1,615,000
                                                                     ----------
HOTELS & GAMING (6.7%)
 Boyd Gaming Corp. 144A
  9.50%..................................... 07/15/07  BB        400    416,000
 Casino America, Inc.
  12.50%.................................... 08/01/03  B+        250    282,500
 Courtyards By Marriott
  10.75%.................................... 02/01/08  B-        500    548,750
 Grand Casinos, Inc.
  10.125%................................... 12/01/03  BB        200    218,000
  9.00%..................................... 10/15/04  BB        300    325,500
 HMC Acquisition Properties
  9.00%..................................... 12/15/07  NR        400    434,000
 Horseshoe Gaming L.L.C.
  9.375%.................................... 06/15/07  B         600    635,250
 Host Marriott Travel Plaza
  9.50%..................................... 05/15/05  BB-       600    639,750
 Red Roof Inns Senior Note
  9.625%.................................... 12/15/03  B         500    515,000
 Rio Hotel & Casino, Inc.
  10.625%................................... 07/15/05  B+        350    376,250
  9.50%..................................... 04/15/07  B+         50     53,000
                                                                     ----------
                                                                      4,444,000
                                                                     ----------
MANUFACTURING (3.5%)
 Amtrol, Inc.
  10.625%................................... 12/31/06  B-        100     97,000
 Goss Graphic Systems, Inc.
  12.00%.................................... 10/15/06  B         300    318,000
 Grove Holdings L.L.C.
  11.625%++................................. 05/01/09  B         150     85,500
 Grove Worldwide L.L.C.
  9.25%..................................... 05/01/08  NR        200    196,000
 Hawk Corp.
  10.25%.................................... 12/01/03  B+        300    325,500
 HCC Industries, Inc.
  10.75%.................................... 05/15/07  B-        500    530,000
 International Wire Group
  11.75%.................................... 06/01/05  B-        500    550,000
 Paragon Corp. Holdings
  9.625%.................................... 04/01/08  B+        250    225,000
                                                                     ----------
                                                                      2,327,000
                                                                     ----------
MEDIA AND COMMUNICATIONS (1.5%)
 Mediacom L.L.C.
  8.50%..................................... 04/15/08  B+        175    174,344
 Northland Cable Television
  10.25%.................................... 11/15/07  B-        500    535,000
 Transwestern Holdings
  11.875%++................................. 11/15/08  B-        250    165,000
 Transwestern Publishing
  9.625%.................................... 11/15/07  B-        100    102,000
                                                                     ----------
                                                                        976,344
                                                                     ----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                               PAR
                                             MATURITY RATING  (000)     VALUE
                                             -------- ------ ------- -----------
METALS AND MINING (1.6%)
 AEI Holding Co.
  10.00%.................................... 11/15/07  B-    $   500 $   498,750
 Columbus McKinnon Corporation
  8.50%..................................... 04/01/08  B         275     270,187
 P&L Holdings Corp.
  8.875%.................................... 05/15/08  B+        275     282,906
                                                                     -----------
                                                                       1,051,843
                                                                     -----------
MISCELLANEOUS CONSUMER PRODUCTS (5.7%)
 American Safety Razor Co.
  9.875%.................................... 08/01/05  BB-       500     535,000
 Chattem, Inc.
  12.75%.................................... 06/15/04  B-        500     562,500
 Doane Products Co.
  10.625%................................... 03/01/06  B         500     545,000
 Hedstrom Corp.
  10.00%.................................... 06/01/07  B-        500     512,500
 Hedstrom Holdings, Inc.
  10.00%++.................................. 06/01/09  B-         50      31,312
 Herff Jones, Inc.
  11.00%.................................... 08/15/05  B         500     545,000
 Holmes Products Corp.
  9.875%.................................... 11/15/07  B-        150     155,250
 Revlon Worldwide
  10.75%++.................................. 03/15/01  B-        500     388,750
 Windy Hill Pet Food Co.
  9.75%..................................... 05/15/07  B-        500     522,500
                                                                     -----------
                                                                       3,797,812
                                                                     -----------
PAPER & PAPER PRODUCTS (2.0%)
 Repap New Brunswick
  9.00%..................................... 06/01/04  B-        300     301,500
  10.625%................................... 04/15/05  B-        500     505,000
 Riverwood International Corp.
  10.25%.................................... 04/01/06  B-        300     306,000
  10.625%................................... 08/01/07  B-        200     208,000
                                                                     -----------
                                                                       1,320,500
                                                                     -----------
PRINTING AND PUBLISHING (2.3%)
 American Lawyer Media Holdings
  12.25%++.................................. 12/15/08  CCC+      175     111,344
  9.75%..................................... 12/15/07  B         150     155,625
 Hollinger International Publishing
  9.25%..................................... 03/15/07  BB-       300     316,500
 Liberty Group Publishing
  9.375%.................................... 02/01/08  CCC+      250     256,250
 Sun Media Corp.
  9.50%..................................... 02/15/07  B-        325     342,875
 Ziff Davis Inc.
  8.50%..................................... 05/01/08  B+        300     303,000
                                                                     -----------
                                                                       1,485,594
                                                                     -----------
RETAIL (4.0%)
 Community Distributors
  10.25%.................................... 10/15/04  B+        250     252,500
 Eye Care Centers of America
  9.125%.................................... 05/01/08  B-        350     344,750

                                                               PAR
                                             MATURITY RATING  (000)     VALUE
                                             -------- ------ ------- -----------
 Finley Fine Jewelers Corp.
  8.375%.................................... 05/01/08  B+    $   600 $   603,000
 MTS, Inc.
  9.375%.................................... 05/01/05  B         300     295,500
 Pantry, Inc.
  10.25%.................................... 10/15/07  NR        350     355,250
 Safelite Glass Corp.
  9.875%.................................... 12/15/06  B         400     420,000
 Specialty Retailers, Inc.
  8.50%..................................... 07/15/05 BB-        325     333,125
                                                                     -----------
                                                                       2,604,125
                                                                     -----------
SAVINGS & LOAN ASSOCIATIONS (0.8%)
 First Federal Financial Corp.
  11.75%.................................... 10/01/04 B+         500     560,000
                                                                     -----------
SERVICE (5.8%)
 Alliance Imaging
  9.625%.................................... 12/15/05 B-         450     463,500
 Allied Waste Industries
  9.66%++................................... 06/01/07 B+         250     183,750
 AP Holdings Inc.
  11.195%++................................. 03/15/08 B-         200     122,000
 APCOA, Inc.
  9.249%.................................... 03/15/08 B-         600     597,000
 Coinmach Corp.
  11.75%.................................... 11/15/05 B+         307     342,305
 Intertek Finance PLC
  10.25%.................................... 11/01/06 B          445     465,025
 Iron Mountain, Inc.
  8.75%..................................... 09/30/09 B-         500     510,000
 MSX International, Inc.
  11.375%................................... 01/15/08 B-         400     412,000
 Protection One Alarm
  13.625%................................... 06/30/05 B-         260     296,400
 Rural Metro Corp.
  7.875%.................................... 03/15/08 BB-        250     239,375
 Sitel Corporation
  9.25%..................................... 03/15/06 B+         200     200,000
                                                                     -----------
                                                                       3,831,355
                                                                     -----------
SPECIALTY CHEMICALS (0.9%)
 Furon Co.
  8.125%.................................... 03/01/08 B+         325     324,594
 Octel Developments
  10.00%.................................... 05/01/06 B+         250     256,250
                                                                     -----------
                                                                         580,844
                                                                     -----------
SUPERMARKETS (0.8%)
 Jitney-Jungle Stores
  10.375%................................... 09/15/07 B-         500     533,750
                                                                     -----------
TELECOMMUNICATIONS (9.8%)
 21St Century Telecom Group
  12.736%++................................. 02/15/08 NR         150      83,250
 Allegiance Telecom, Inc.
  13.021%++................................. 02/15/08 NR         250     133,125
 Colt Telecom Group PLC
  5.024%++.................................. 12/15/06 B          700     735,000

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                               PAR
                                             MATURITY RATING  (000)     VALUE
                                             -------- ------ ------- -----------
 Firstworld Communication
  15.572%++................................. 04/15/08 NR     $   250 $   111,250
 ICG Holdings Inc.
  11.178%++................................. 09/15/05 NR         250     213,750
 Intercel, Inc.
  10.71%++.................................. 02/01/06 B-         250     200,230
 Intermedia Communication, Inc.
  8.50%..................................... 01/15/08 B          100     100,250
  10.203%++................................. 05/15/06 B          150     122,625
  8.46%..................................... 07/15/07 B          125      91,250
 Mastec Inc.
  7.75%..................................... 02/01/08 BB-        200     190,500
 Metrocall, Inc.
  9.75%..................................... 11/01/07 CCC        500     510,000
 Metronet Communications, Corp.
  12.00%.................................... 08/15/07 B          150     172,500
  10.169%++................................. 11/01/07 B          300     199,500
  9.501%++.................................. 06/15/08 B          150      92,812
 Microcell Telecommunications Inc.
  14.00%++.................................. 06/01/06 NR         300     224,250
 Nextel Communication, Inc.
  9.93%++................................... 10/31/07 CCC+       150      97,875
  9.00%++................................... 08/15/04 CCC+       100      97,250
  10.092%++................................. 09/15/07 CCC+       150     101,250
 NEXTLINK Communications, Inc.
  12.50%.................................... 04/15/06 B          250     281,250
 Omnipoint Corp.
  11.625%................................... 08/15/06 CCC+       150     159,000
 Price Communications
  9.125%.................................... 12/15/06 B          300     300,000
 PSINet Inc.
  10.00%.................................... 02/15/05 B-         300     306,000
 Qwest Communications International
  8.111%++.................................. 10/15/07 B+         600     450,000
 Satelites Mexicanos SA
  10.125%................................... 11/01/04 B-         250     242,500
 Sprint Spectrum L.P.
  11.00%.................................... 08/15/06 B+         300     347,250
 Startec Global Communications
  12.00%.................................... 05/15/08 NR         275     275,000
 United International Holdings
  10.75%++.................................. 02/15/08 B          400     247,000
 Verio, Inc.
  10.375%................................... 04/01/05 NR         225     231,750
 Viatel, Inc.
  12.50%++.................................. 04/15/08 NR         200     121,000
                                                                     -----------
                                                                       6,437,417
                                                                     -----------
TEXTILES & APPAREL (2.2%)
 Delta Mills, Inc.
  9.625%.................................... 09/01/07 B+         500     492,500

                                                            PAR
                                          MATURITY RATING  (000)        VALUE
                                          -------- ------ -------    -----------
 Dyersburg Corp.
  9.75%.................................. 09/01/07 B+     $   400    $   390,000
 Glenoit Corp.
  11.00%................................. 04/15/07 B-         300        321,000
#@Plaid Clothing Corp.
  11.00%................................. 08/01/03 D          375            450
 Stevens JP & Co.
  9.00%.................................. 03/01/17 BB+        237        246,480
                                                                     -----------
                                                                       1,450,430
                                                                     -----------
TRANSPORTATION (1.5%)
 Greyhound Lines, Inc.
  11.50%................................. 04/15/07 B-         500        555,625
 Travelcenters of America
  10.25%................................. 04/01/07 B          450        470,250
                                                                     -----------
                                                                       1,025,875
                                                                     -----------
TOTAL CORPORATE BONDS
 (Cost $57,147,993)..............................................     58,328,074
                                                                     -----------
COMMERCIAL PAPER (4.3%)
-----------------------
 Dupont (E.I.) de Nemours & Co.
  5.55%.................................. 07/10/98 A-1+       290        289,598
  5.52%.................................. 07/20/98 A-1+     2,580      2,572,483
                                                                     -----------
TOTAL COMMERCIAL PAPER
 (Cost $2,862,081)...............................................      2,862,081
                                                                     -----------

                                                                SHARES
                                                                ------
COMMON STOCK (1.2%)
-------------------
+Berg Electronics Corp.........................................  7,396   144,685
@+Dr. Pepper Bottling Holdings, Inc., Class A.................. 14,800   495,800
+Gaylord Containers Corp., Class A.............................  7,500    57,656
+Hedstrom Holdings.............................................  6,065     7,581
+Nextel Communications, Inc....................................    232     5,771
+Protection One, Inc...........................................  8,400    91,875
                                                                       ---------
TOTAL COMMON STOCK
 (Cost $245,451)......................................................   803,368
                                                                       ---------
PREFERRED STOCK (5.5%)
----------------------
 Anvil Holdings, Inc...........................................  4,264   106,600
 Bank United Capital Trust.....................................    250   268,750
 Capstar Broadcasting Partners.................................  3,386   382,577
 CBS Radio, Inc................................................  2,631   304,538
 Citadel Broadcasting Co.......................................  1,706   200,668
 Clarke USA, Inc. .............................................  2,640   277,200
 Concentric Network Corp.......................................    150   149,250
 CSC Holdings, Inc. Series H...................................  1,683   196,914
 CSC Holdings, Inc. Series M...................................  4,990   571,359
 Cumulus Media, Inc. ..........................................    150   152,625
 E. Spire Communication, Inc...................................  1,630   177,302
 Intermedia Communications, Inc. ..............................  5,771    68,094
 Nextel Communications, Inc....................................    970   107,670
 Pegasus Communications Corp...................................    160   179,508
 Primedia, Inc.................................................  3,065   298,807
 Rural Cellular Corp...........................................    200   199,000
                                                                       ---------
TOTAL PREFERRED STOCK
 (Cost $3,472,382).................................................... 3,640,862
                                                                       ---------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                             SHARES    VALUE
                                                             ------ -----------
WARRANTS (0.1%)
---------------
 +Allegiance Telecom, Inc...................................   250  $       250
 +Globalstar Inc............................................   350       38,500
 +ICF Kaiser Intl. Inc...................................... 1,575        1,575
 +Intermedia Communication..................................    50        3,650
 +Metronet Communications...................................   150        6,150
 +Microcell Telecom.........................................   800       13,200
@+President Casinos, Inc.................................... 4,415          221
 +UIH Australia Exp.........................................   175        1,769
 +Wireless One, Inc.........................................   450            4
@+Wright Medical Technology, Inc............................ 2,676       26,765
                                                                    -----------
TOTAL WARRANTS
 (Cost $35,524)....................................................      92,084
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $64,270,193)................................................ $66,277,719
                                                                    ===========

-------
@    Restricted Security
+    Non-income producing.
++   Effective yield.
#    Securities in default.
(a) At June 30, 1998, the cost for Federal income tax purposes was $64,262,576. Net unrealized appreciation was $2,007,526. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,832,073 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $824,547.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998
THE GROWTH EQUITY FUND

                                                            SHARES     VALUE
                                                            ------- -----------
COMMON STOCK (96.6%)
--------------------
BEVERAGES - SOFT DRINKS (1.5%)
 PepsiCo, Inc. ............................................  60,000 $ 2,471,250
                                                                    -----------
CHEMICALS (1.8%)
 Du Pont (E.I.) de Nemours & Co. ..........................  40,000   2,985,000
                                                                    -----------
COMPUTER SOFTWARE & SERVICES (9.0%)
+ Cisco Systems, Inc. .....................................  50,000   4,604,687
 Computer Science Corp. ...................................  40,000   2,560,000
+ Microsoft Corp. .........................................  70,000   7,588,438
                                                                    -----------
                                                                     14,753,125
                                                                    -----------
COMPUTER SYSTEMS (2.3%)
+ Dell Computer Corp. .....................................  40,000   3,711,250
                                                                    -----------
DIVERSIFIED OPERATIONS (6.9%)
 General Electric Co. .....................................  75,000   6,825,000
 Tyco International Ltd. ..................................  70,000   4,410,000
                                                                    -----------
                                                                     11,235,000
                                                                    -----------
ENTERTAINMENT (2.6%)
 The Walt Disney Co. ......................................  40,000   4,202,500
                                                                    -----------
FOODS (1.0%)
 Heinz Co., H.J. ..........................................  30,000   1,683,750
                                                                    -----------
FINANCIAL SERVICES (13.5%)
 American Express Co. .....................................  30,000   3,420,000
 Chase Manhattan Corp. ....................................  50,000   3,775,000
 Citicorp..................................................  20,000   2,985,000
 Fannie Mae................................................  50,000   3,037,500
 MBNA Corp. ...............................................  75,000   2,475,000
 Nations Bank Corporation..................................  40,000   3,060,000
 SunAmerica, Inc. .........................................  60,000   3,446,250
                                                                    -----------
                                                                     22,198,750
                                                                    -----------
HOUSEHOLD PRODUCTS (2.8%)
 The Procter & Gamble Co. .................................  50,000   4,553,125
                                                                    -----------
INSURANCE (3.2%)
 American International Group, Inc. .......................  25,000   3,650,000
 Travelers Group, Inc. ....................................  25,000   1,515,625
                                                                    -----------
                                                                      5,165,625
                                                                    -----------
MEDICAL SUPPLIES (3.5%)
 Guidant Corp. ............................................  50,000   3,565,625
 HBO & Company.............................................  60,000   2,116,875
                                                                    -----------
                                                                      5,682,500
                                                                    -----------
RETAIL STORES (20.3%)
+ Costco Companies, Inc. ..................................  75,000   4,732,031
 CVS Corporation........................................... 100,000   3,893,750
 Home Depot, Inc. .........................................  80,000   6,645,000
 Safeway, Inc. ............................................ 150,000   6,103,125
+ Staples, Inc. ........................................... 200,000   5,793,750
 Wal Mart Stores, Inc. .................................... 100,000   6,075,000
                                                                    -----------
                                                                     33,242,656
                                                                    -----------
OIL & GAS - EQUIPMENT & SERVICES (2.5%)
 Schlumberger Limited......................................  60,000   4,098,750
                                                                    -----------
PHARMACEUTICALS (16.5%)
 Bristol-Myers Squibb Co. .................................  40,000   4,597,500
 Eli Lilly and Co. ........................................  25,000   1,651,563
 Johnson & Johnson.........................................  60,000   4,425,000
 Merck & Co., Inc. ........................................  50,000   6,687,500

                                                          SHARES      VALUE
                                                         --------- ------------
 Pfizer, Inc. ..........................................    35,000 $  3,804,062
 Schering-Plough Corp...................................    40,000    3,665,000
 Warner-Lambert Co. ....................................    30,000    2,081,250
                                                                   ------------
                                                                     26,911,875
                                                                   ------------
TELECOMMUNICATIONS (9.2%)
+ AirTouch Communications, Inc. ........................    90,000    5,259,375
 Lucent Technologies, Inc. .............................    60,000    4,991,250
+ WorldCom, Inc. .......................................   100,000    4,834,375
                                                                   ------------
                                                                     15,085,000
                                                                   ------------
TOTAL COMMON STOCK
 (Cost $101,695,497)..............................................  157,980,156
                                                                   ------------
SHORT TERM INVESTMENTS (3.4%)
-----------------------------
 Temporary Cash Investment Fund, Inc. .................. 3,103,085    3,103,085
 Temporary Investment Fund, Inc. ....................... 3,103,085    3,103,085
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $6,206,170)................................................    6,206,170
                                                                   ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $107,901,667)(a)........................................... $164,186,326
                                                                   ============

-------
 + Non-Income Producing

(a) At June 30, 1998, the cost for Federal income tax purposes was $107,029,595. Net unrealized appreciation was $56,284,659. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $56,732,382 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $447,723.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998
THE VALUE EQUITY FUND

                                                            SHARES     VALUE
                                                            ------- -----------
COMMON STOCK (86.2%)
--------------------
ADVERTISING (1.4%)
 Omnicom Group, Inc. ...................................... 100,000 $ 4,987,500
                                                                    -----------
AEROSPACE & DEFENSE (4.5%)
 The Boeing Company........................................  60,000   2,673,750
 Lockheed Martin Corp...................................... 126,000  13,340,250
                                                                    -----------
                                                                     16,014,000
                                                                    -----------
AIRLINES (2.0%)
+ AMR Corp.................................................  86,000   7,159,500
                                                                    -----------
AUTOMOTIVE PARTS - EQUIPMENT (2.0%)
 LucasVarity PLC........................................... 178,520   7,107,328
                                                                    -----------
BUILDING PRODUCTS (0.6%)
 Armstrong World Industries, Inc...........................  32,000   2,156,000
                                                                    -----------
CHEMICALS (2.3%)
 Dupont (E.I.) de Nemours & Co. ...........................  80,000   5,970,000
 Hercules, Inc.............................................  50,000   2,056,250
                                                                    -----------
                                                                      8,026,250
                                                                    -----------
CONSUMER NON-DURABLE (2.6%)
 Philip Morris Companies................................... 230,000   9,056,250
                                                                    -----------
COSMETICS - TOILETRY (2.1%)
 International Flavors & Fragrances, Inc................... 170,000   7,384,375
                                                                    -----------
DIVERSIFIED (3.6%)
 Canadian Pacific, Ltd..................................... 180,000   5,107,500
 Textron, Inc.............................................. 105,000   7,527,187
                                                                    -----------
                                                                     12,634,687
                                                                    -----------
ENTERTAINMENT & LEISURE (2.5%)
 Carnival Corp. - Class A.................................. 220,000   8,717,500
                                                                    -----------
ELECTRONIC SYSTEMS (1.8%)
 Rockwell International Corp. (New)........................ 130,000   6,248,125
                                                                    -----------
ELECTRONICS (1.8%)
+ Arrow Electronics, Inc...................................  96,000   2,088,000
 Avnet, Inc................................................  81,000   4,429,688
                                                                    -----------
                                                                      6,517,688
                                                                    -----------
FINANCIAL SERVICES (16.1%)
 BankBoston Corp........................................... 102,000   5,673,750
 Citicorp..................................................  53,000   7,910,250
 Countrywide Credit Industries, Inc........................ 190,000   9,642,500
 Freddie Mac............................................... 190,000   8,941,875
 Green Tree Financial Corp. ............................... 340,000  14,556,250
 Wells Fargo & Co..........................................  28,333  10,454,877
                                                                    -----------
                                                                     57,179,502
                                                                    -----------
HEALTHCARE (2.5%)
+ Tenet Healthcare Corp. .................................. 282,500   8,828,125
                                                                    -----------
INSURANCE (21.6%)
 Ace Limited............................................... 525,000  20,475,000
 AFLAC, Inc................................................ 194,750   5,903,359
 American International Group, Inc.........................  30,250   4,416,500
 Everest Reinsurance Holdings, Inc......................... 250,000   9,609,375
 EXEL Limited.............................................. 242,600  18,877,313
 General Re Corp...........................................  43,000  10,900,500
 Mid Ocean Limited.........................................  78,900   6,193,650
                                                                    -----------
                                                                     76,375,697
                                                                    -----------
MACHINERY - DIVERSIFIED (3.7%)
 Caterpillar, Inc. ........................................ 137,000   7,243,875
 Dover Corp................................................ 176,000   6,028,000
                                                                    -----------
                                                                     13,271,875
                                                                    -----------
MEDICAL SUPPLIES (2.2%)
 Becton, Dickinson & Co....................................  99,000   7,684,875
                                                                    -----------

                                                            SHARES     VALUE
                                                            ------- -----------
PAPER & PAPER PRODUCTS (1.4%)
 Champion International Corp............................... 100,000 $ 4,918,750
                                                                    -----------
PHOTOGRAPHIC EQUIPMENT (1.2%)
 Polaroid Corp............................................. 115,000   4,089,687
                                                                    -----------
RESTAURANTS (2.6%)
 McDonald's Corp........................................... 136,000   9,384,000
                                                                    -----------
RETAIL (2.8%)
 The May Department Stores Co. ............................ 154,000  10,087,000
                                                                    -----------
TELECOMMUNICATIONS (1.5%)
 Sprint Corp. .............................................  72,250   5,093,625
                                                                    -----------
TEXTILES (0.2%)
 Unifi, Inc................................................  20,700     708,975
                                                                    -----------
TOYS (1.1%)
 Mattel, Inc...............................................  89,531   3,788,280
                                                                    -----------
TRANSPORTATION (0.8%)
 Union Pacific, Corp.......................................  65,000   2,868,125
                                                                    -----------
TRAVEL SERVICES (1.3%)
+ The SABRE Group Holdings, Inc. .......................... 125,000   4,750,000
                                                                    -----------
TOTAL COMMON STOCK
 (Cost $199,485,371)............................................... 305,037,719
                                                                    -----------

                                                                PAR
                                                      MATURITY (000)
                                                      -------- ------
COMMERCIAL PAPER (11.5%)
------------------------
 American Express Credit Corp. 5.52%................. 07/29/98 12,000 11,948,480
 Ford Motor Credit Corp. 5.52%....................... 07/22/98 13,782 13,737,622
 Merrill Lynch 5.53%................................. 07/15/98 14,836 14,804,094
                                                                      ----------
TOTAL COMMERCIAL PAPER
 (Cost $40,490,196).................................................. 40,490,196
                                                                      ----------

                                                          SHARES
                                                         ---------
SHORT TERM INVESTMENTS (2.3%)
-----------------------------
 Temporary Cash Investment Fund, Inc. .................. 4,128,102    4,128,102
 Temporary Investment Fund, Inc. ....................... 4,131,209    4,131,209
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $8,259,311)................................................    8,259,311
                                                                   ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $248,234,878)(a)........................................... $353,787,226
                                                                   ============

-------
+ Non-income producing.

(a) At June 30, 1998, the cost for Federal income tax purposes was $248,234,878. Net unrealized appreciation was $105,552,348. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $109,873,851 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,321,503.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998
THE FLEXIBLY MANAGED FUND

                                                          SHARES      VALUE
                                                         --------- ------------
COMMON STOCK (51.6%)
--------------------
AUTOMOTIVE PARTS - EQUIPMENT (0.1%)
 Exide Corp. ...........................................    35,000 $    588,437
                                                                   ------------
BANKS (0.2%)
 Bank Fuer International Zahlungs ......................       146      957,734
                                                                   ------------
CHEMICALS (2.0%)
 Great Lakes Chemical Corp. ............................   215,000    8,479,062
+ Octel Corp............................................   142,000    2,822,250
                                                                   ------------
                                                                     11,301,312
                                                                   ------------
COMPUTERS (0.4%)
 International Business Machines Corp. .................    20,000    2,296,250
                                                                   ------------
CONSTRUCTION (0.5%)
 Johns Manville Corp....................................   173,000    2,605,812
                                                                   ------------
CONSUMER NON-DURABLE (0.6%)
+ Nine West Group, Inc. ................................    13,000      348,562
+ Reebok International, Ltd. ...........................   102,000    2,824,125
                                                                   ------------
                                                                      3,172,687
                                                                   ------------
ELECTRIC UTILITIES (8.3%)
 First Energy Corp......................................   544,000   16,728,000
 Kansas City Power & Light Co...........................   183,000    5,307,000
+ Niagara Mohawk Power Corp. ........................... 1,064,000   15,893,500
 Unicom Corp. Holding Co................................   254,000    8,905,875
                                                                   ------------
                                                                     46,834,375
                                                                   ------------
ELECTRONIC COMPONENTS (0.1%)
 AMP, Inc...............................................    13,000      446,875
                                                                   ------------
EXPLORATION & PRODUCTION (0.5%)
 Mitchell Energy & Development, Class B.................   139,000    2,675,750
                                                                   ------------
FINANCIAL SERVICES (0.9%)
 Fund American Enterprises Holdings, Inc. ..............    35,000    5,180,000
                                                                   ------------
FOOD PROCESSING (0.7%)
 McCormick & Co., Inc. .................................   108,000    3,857,625
                                                                   ------------
GENERAL MERCHANDISERS (0.5%)
+ Hills Stores Co. .....................................    86,000      494,500
 Wal Mart Stores, Inc...................................    37,000    2,247,750
                                                                   ------------
                                                                      2,742,250
                                                                   ------------
HOLDINGS COMPANY DIVERSIFIED (4.3%)
 BTR PLC................................................   124,313      352,607
 Hanson PLC (ADR).......................................    53,125    1,610,351
 Loews Corp. ...........................................   217,000   18,906,125
+ Lonrho Africa PLC.....................................   425,200      521,444
 Lonrho PLC.............................................   637,500    2,999,550
                                                                   ------------
                                                                     24,390,077
                                                                   ------------
HOTELS & GAMING (0.3%)
+ Circus Circus Enterprises, Inc........................   116,000    1,964,750
                                                                   ------------
INSURANCE (2.4%)
 Aetna Inc. ............................................    25,000    1,903,125
+ Leucadia National Corp. ..............................   132,000    4,364,250
 Unitrin, Inc. .........................................    54,000    3,739,500
 Willis Corroon Group PLC (ADR).........................   277,000    3,479,812
                                                                   ------------
                                                                     13,486,687
                                                                   ------------
MEDIA AND COMMUNICATIONS (3.5%)
+ Chris-Craft Industries, Inc...........................   182,800    9,996,875
 Meredith Corp. ........................................    95,000    4,459,062
 Time Warner, Inc.......................................    63,972    5,465,608
                                                                   ------------
                                                                     19,921,545
                                                                   ------------
MEDICAL (0.6%)
 Smith and Nephew PLC................................... 1,340,000    3,348,100
                                                                   ------------

                                                           SHARES      VALUE
                                                          --------- ------------
METALS (0.0%)
 Inco Ltd. ..............................................    13,000 $    177,125
                                                                    ------------
MINING (2.2%)
 Homestake Mining Co. ...................................   229,000    2,375,875
 Newmont Mining Corp. ...................................   310,000    7,323,750
 Prime Resources Group, Inc. ............................   420,200    2,915,137
                                                                    ------------
                                                                      12,614,762
                                                                    ------------
MISCELLANEOUS CONSUMER DURABLES (0.5%)
 Corning Incorporated....................................    87,000    3,023,250
                                                                    ------------
MISCELLANEOUS CONSUMER PRODUCTS (1.6%)
 Cross (A.T.) Co., Class A...............................    38,000      565,250
 Philip Morris Co., Inc. ................................   195,000    7,678,125
 Tupperware Corp.........................................    20,500      576,562
                                                                    ------------
                                                                       8,819,937
                                                                    ------------
OIL & GAS (8.2%)
 Amerada Hess Corp. .....................................   426,000   23,137,125
 Atlantic Richfield Co...................................    45,000    3,515,625
 Kerr-McGee Corp.........................................    14,000      810,250
 Murphy Oil Corp.........................................   172,000    8,718,250
 Texaco, Inc. ...........................................   167,000    9,967,812
                                                                    ------------
                                                                      46,149,062
                                                                    ------------
PAPER & FOREST PRODUCTS (2.3%)
 Domtar, Inc.............................................   450,000    3,037,500
 Macmillian Bloedel Limited..............................   551,000    5,906,031
 Weyerhaeuser Co.........................................    90,000    4,156,875
                                                                    ------------
                                                                      13,100,406
                                                                    ------------
PHARMACEUTICALS (2.5%)
+ Genetech, Inc. Special Common..........................   158,000   10,724,250
 Pharmacia & Upjohn, Inc.................................    22,500    1,037,812
 Schering-Plough Corp. ..................................    26,000    2,382,250
                                                                    ------------
                                                                      14,144,312
                                                                    ------------
PHOTOGRAPHIC EQUIPMENT (0.5%)
 Polaroid Corp...........................................    77,000    2,738,313
                                                                    ------------
PUBLISHING (5.3%)
 New York Times Co., Class A.............................   144,000   11,412,000
 Readers Digest Assoc., Inc. ............................    61,700    1,673,613
 Readers Digest Assoc., Inc. Class B.....................    50,300    1,364,388
 Washington Post Co., Class B............................    26,300   15,148,800
                                                                    ------------
                                                                      29,598,801
                                                                    ------------
SPECIALTY MERCHANDISERS (1.0%)
+ Petrie Stores Corp. ................................... 1,332,500    3,820,944
+ Toys "R' Us, Inc. .....................................    77,000    1,814,313
                                                                    ------------
                                                                       5,635,257
                                                                    ------------
TELECOMMUNICATIONS (1.0%)
 MCI Communications Corp.................................   102,000    5,925,563
                                                                    ------------
TRANSPORTATION SERVICES (0.6%)
 Overseas Shipholding Group, Inc. .......................   155,000    3,158,125
                                                                    ------------
TOTAL COMMON STOCK
 (Cost $233,430,585) ..............................................  290,855,179
                                                                    ------------
PREFERRED STOCK (5.0%)
----------------------
 Cleveland Electric Illum. Series L 7.00%................    34,550    3,455,000
 Cleveland Electric Illum. Series R 8.80%................     2,550    2,757,570
 Cleveland Electric Illum. Series S 9.00%................     2,100    2,280,327
 Entergy Gulf States Utilities Inc. Series B 7.20%.......     4,414      728,808
 International Paper Capital 5.25% Convertible...........    10,000      483,750
 Kemper Co. Series E 5.75%...............................   100,000    5,237,500
 Niagara Mohawk Power Corp. Series A 6.50%...............    24,000      604,500

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                           SHARES     VALUE
                                                           ------- ------------
 Niagara Mohawk Power Corp. Series B 7.50%................   7,000 $    178,063
 Niagra Mohawk Power Corp. Series C 7.20%.................   5,500      137,156
 Rouse Co. $3 Series B Convertible........................ 192,500    9,576,875
 Union Pac Cap Trust 6.25%................................  52,000    2,398,500
                                                                   ------------
TOTAL PREFERRED STOCK
 (Cost $24,928,569)...............................................   27,838,049
                                                                   ------------

                                                           NUMBER OF
                                                           CONTRACTS    VALUE
                                                           --------- -----------
PUT OPTIONS (0.4%)
------------------
 +Alza $40, July 18, 1998.................................     25    $     3,906
 +AMP $45, November 21, 1998..............................    130        139,750
 +Automatic Data Processing $75, November 21, 1998........    115         54,625
 +Clear Channel Communications $110, January 16, 1998.....     63         61,031
 +Clear Channel Communications $120, January 16, 1999.....     15         23,437
 +IBM $120, July 18, 1998.................................    120         66,000
 +IBM $130, January 16, 1999..............................    125        223,438
 +News Corp. $30, July 18, 1998...........................     25            781
 +News Corp. $30, October 17, 1998........................    125         10,547
 +Nine West $30, September 19, 1998.......................    130         51,187
 +Pharmacia & Upjohn $50, October 17, 1998................    105         54,469
 +Pharmacia & Upjohn $50, January 16, 1999................    120         71,302
 +Reebok $35, January 16, 1999............................    130        102,375
 +Rouse $40, July 18, 1998................................     35         29,750
 +Schering-Plough $65, August 22, 1998....................    120          1,500
 +Schering-Plough $95, November 21, 1998..................    130         97,500
 +Schering-Plough $90, November 21, 1998..................    130         68,250
 +Time Warner $95, December 19, 1998......................    150        159,375
 +Time Warner $85, December 12, 1998......................    255        113,156
 +Time Warner $80, September 19, 1998.....................    200         31,250
 +Tupperware Corporation $30, October 17, 1998............    205         62,781
 +Wal Mart $45, September 19, 1998........................    120          1,125
 +Wal Mart $55, September 9, 1998.........................    120         12,000
 +Wal Mart $65, December 19, 1998.........................    120         64,500
 +Wal Mart $60, December 19, 1998.........................    250         78,125
 +WorldCom $50, December 19, 1998.........................    900        371,250
 +WorldCom $50, September 19, 1998........................    260         94,250
 +WorldCom $37.50, September 19, 1998.....................    240          9,000
 +WorldCom $55, January 16, 1999..........................    130         99,125
                                                                     -----------
TOTAL OPTIONS
 (Cost $3,725,679)..................................................   2,155,785
                                                                     -----------

                                                              PAR
                                            MATURITY RATING  (000)
                                            -------- ------ -------
U.S. TREASURY OBLIGATIONS (5.6%)
--------------------------------
U.S. TREASURY NOTES
 5.50%..................................... 02/28/99  NR    $10,000   10,001,600
 6.75%..................................... 05/31/99  NR      2,000    2,021,560
 5.875%.................................... 02/15/00  NR     12,900   12,970,563
 6.125%.................................... 07/31/00  NR      1,250    1,264,838
 6.25%..................................... 04/30/01  NR      2,500    2,546,475
 6.25%..................................... 10/31/01  NR      2,500    2,551,950
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $31,343,445)................................................   31,356,986
                                                                    ------------
AGENCY OBLIGATIONS (5.4%)
-------------------------
 Tennessee Valley Authority
  5.88%.................................... 04/01/36  NR     15,195   15,514,916
  5.98%.................................... 04/01/36  AAA     4,600    4,697,115
  6.235%................................... 07/15/45  NR      9,950   10,273,962
                                                                    ------------
TOTAL AGENCY OBLIGATIONS
 (Cost $30,257,595)................................................   30,485,993
                                                                    ------------

                                                             PAR
                                           MATURITY RATING  (000)     VALUE
                                           -------- ------ ------- ------------
MEDIUM TERM NOTES (1.1%)
------------------------
 FNMA-Global Bond 6.375%.................. 01/16/02  NR    $ 3,200 $  3,271,360
 FNMA Medium Term Note 5.37% ............. 02/07/01  NR      1,600    1,587,680
 Merck & Company 5.76%.................... 05/03/37  AAA     1,150    1,165,203
                                                                   ------------
TOTAL MEDIUM TERM NOTES
 (Cost $5,930,256)................................................    6,024,243
                                                                   ------------
COMMERCIAL PAPER (10.7%)
------------------------
 Island Finance Puerto Rico Inc. 5.55%.... 07/15/98  A1+       520      518,878
 Kellogg Company
  5.51%................................... 07/21/98  A1+    19,344   19,284,786
  5.51%................................... 07/24/98  A1+     1,500    1,494,720
 Metlife Funding, Inc. 5.50%.............. 07/14/98  A1+    19,590   19,551,092
 Schering Corp. 5.50%..................... 07/14/98  A1+    19,110   19,072,045
                                                                   ------------
TOTAL COMMERCIAL PAPER
 (Cost $59,921,521)...............................................   59,921,521
                                                                   ------------
CONVERTIBLE BONDS (12.1%)
-------------------------
 BellSouth Telecommunications Debentures
  5.85%................................... 01/15/45  AAA     3,800    3,821,546
 Chiron Corp. 1.90%....................... 11/17/00  BBB+    8,250    7,579,687
 Clear Channel 2.625%..................... 04/01/03  BBB-    1,050    1,126,125
 Exide Corp. 2.90%........................ 12/15/05  B       1,020      634,950
 Homestake Mining Co. 5.50%............... 06/23/00  B+      5,750    5,505,625
 Homestake Mining Co. Euro Bond 5.50%..... 06/23/00  NR        600      574,500
 Inco Limited 7.75%....................... 03/15/16  BBB-    1,300    1,290,978
 Inco Limited 5.75%....................... 07/01/04  BBB-    9,200    8,617,364
 Interpublic Group COS Inc. 1.80%......... 09/16/04  NR        600      561,000
 Lonhro Conv. Euro Bond 6.00%............. 02/27/04  NR      2,800    4,280,542
 McKesson Corp. 4.50%..................... 03/01/04  BBB+    1,500    1,372,965
 National Semiconductor Corp. 6.50%....... 10/01/02  BB      1,500    1,376,250
 National Semiconductor Corp. 6.50%....... 10/01/02  NR      1,075      986,312
 Ogden Corp. Euro Bond 5.75%.............. 10/20/02  NR        250      248,750
 Pep Boys 4.00%........................... 09/01/99  BBB     2,500    2,466,675
 Phycor, Inc. 4.50%....................... 02/15/03  BB-     2,370    1,987,838
 Potomac Electric Power Co. 5.00%......... 09/01/02  A-      4,050    3,888,000
 Rouse Company Euro Bond 5.75%............ 07/23/02  NR      6,425    7,355,276
 Teck Corp. 3.75%......................... 07/15/06  BBB-    4,020    3,085,350
 Thomas Nelson 5.75%...................... 11/30/99  NR      1,050    1,044,750
 WMX Technologies 2.00%................... 01/24/05  BBB    10,300   10,213,068
                                                                   ------------
TOTAL CONVERTIBLE BONDS
 (Cost $65,662,322)...............................................   68,017,551
                                                                   ------------
ZERO COUPON BONDS (7.7%)
------------------------
 Automatic Data Processing, Inc.
  4.9925%++............................... 02/20/12  AA     10,800   10,056,960

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                          MATURITY RATING PAR (000)    VALUE
                                          -------- ------ --------- ------------
 Deutsche Bank Finance Bv 4.2499%++...... 02/12/02  NR    $   1,050 $    585,375
 Marriott International 3.9325%++........ 03/25/99  BBB       3,505    2,296,126
 News America Holdings Lyons 5.2359%++... 03/11/98  BBB-      3,850    2,484,290
 Office Depot Inc. 4.4062%++............. 11/01/08  BB+       1,250      974,937
 Pep Boys Convertible 4.3051%++.......... 09/20/11  BBB       2,500    1,382,025
 Roche Holdings, Inc. 6.3750%++.......... 05/06/04  NR       14,000    6,807,500
 Times Mirror Co. 4.4191%++.............. 04/15/02  A        29,000   13,217,910
 U.S. Cellular 5.9722%++................. 06/15/15  BBB-     14,000    5,321,820
                                                                    ------------
TOTAL ZERO COUPON BONDS
 (Cost $35,567,185)................................................   43,126,943
                                                                    ------------
                                                           SHARES
                                                          ---------
SHORT TERM INVESTMENTS (0.4%)
-----------------------------
 Temporary Investment Fund, Inc.
  (Cost $2,553,139)...................................... 2,553,139    2,553,139
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $493,320,296)(a)............................................ $562,335,389
                                                                    ============

-------
+Non-income producing.
++Effective Yield.
(a) At June 30, 1998, the cost for Federal income tax purposes was $493,170,664. Net unrealized appreciation was $69,015,093. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $84,041,255 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $15,026,162.
ADR--American Depository Receipt

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998
THE INTERNATIONAL EQUITY FUND

                                                            SHARES     VALUE
                                                            ------- ------------
COMMON STOCK (91.1%)
--------------------
AUSTRALIA (0.8%)
 National Australia Bank Limited...........................  94,025 $  1,240,190
                                                                    ------------
BELGIUM (1.0%)
 Barco N.V.................................................   5,500    1,537,221
                                                                    ------------
DENMARK (0.3%)
 Bang & Olufsen Holding-B..................................   6,600      475,060
                                                                    ------------
FINLAND (0.4%)
 Cultor Oyj................................................  36,000      577,419
                                                                    ------------
FRANCE (8.7%)
 Axa--AUP..................................................  25,000    2,811,762
 Compagnie Generale D'Industrie Et de Participations.......   2,100    1,109,736
 Dassault Systemes SA......................................  39,000    1,838,396
 L'OREAL...................................................   3,300    1,835,568
 Scor......................................................  35,000    2,220,052
 Societe BIC SA............................................  19,566    1,391,554
 Total SA-B................................................  14,185    1,844,088
                                                                    ------------
                                                                      13,051,156
                                                                    ------------
GERMANY (6.6%)
 Adidas Salomon AG.........................................   9,300    1,607,508
 Allianz AG................................................   3,700    1,219,647
 Axa Colonia Konzern AG....................................   7,500      928,655
 Bayer AG..................................................  35,000    1,805,233
 Bayerische Motoren Werke (BMW) AG.........................   1,000    1,008,848
 Bayerische Motoren Werke (BMW) AG-New.....................     300      298,333
 Mannesmann AG.............................................  18,500    1,876,617
 SGL Carbon AG.............................................   9,700    1,133,887
                                                                    ------------
                                                                       9,878,728
                                                                    ------------
HONG KONG (1.3%)
 Cheung Kong Holdings Limited.............................. 220,000    1,081,746
 Dah Sing Financial Group.................................. 172,100      199,895
 Sun Hung Kai Properties Limited........................... 150,000      636,891
                                                                    ------------
                                                                       1,918,532
                                                                    ------------
IRELAND (4.4%)
 Allied Irish Banks PLC.................................... 150,290    2,172,828
 CRH PLC...................................................  49,021      697,274
+ Elan Corp PLC (ADR)......................................  31,000    1,993,688
 Greencore Group PLC....................................... 222,027    1,185,448
 Viridian Group PLC........................................  56,000      520,439
                                                                    ------------
                                                                       6,569,677
                                                                    ------------
JAPAN (19.4%)
 The Bank of Tokyo-Mitsubishi, Limited.....................  85,000      899,701
 Bridgestone Corp..........................................  90,000    2,127,031
 Canon, Inc................................................  32,000      726,303
 Credit Saison Co. Limited.................................  80,000    1,585,185
 Fuji Photo Film Co. Limited...............................  58,000    2,018,518
 Hitachi Maxell Limited....................................  45,000      852,758
 Hoya Corp.................................................  33,000      934,467
 Ito-Yokado Co. Limited....................................  23,000    1,082,177
 JUSCO Co. Limited.........................................  56,000    1,026,912
 Komatsu Limited........................................... 150,000      728,465
 Murata Manufacturing Co. Limited..........................  25,000      810,606
 Nintendo Co. Limited......................................  20,000    1,851,785
 NTT Data Corp.............................................  26,000      938,574
 Omron Corp................................................  93,000    1,420,614
 Rohm Co. Limited..........................................  31,000    3,182,980
 SMC Corp..................................................  13,500    1,026,227
 Sony Corp.................................................  22,000    1,894,297
 Takeda Chemical Industries................................  93,000    2,472,673
 Taisho Pharmaceutical Co. Limited.........................  65,000    1,213,027
 Tokyo Broadcasting System, Inc............................  30,000      335,051

                                                           SHARES     VALUE
                                                           ------- ------------
 Tokyo Electron Limited...................................  40,000 $  1,224,916
 Yasuda Fire & Marine Insurance Co. Limited............... 145,000      616,421
                                                                   ------------
                                                                     28,968,688
                                                                   ------------
MALAYSIA (0.1%)
 Malayan Banking Berhad................................... 160,000      161,254
                                                                   ------------
NETHERLANDS (9.9%)
 AEGON N.V. (ADR).........................................  24,010    2,076,865
 AEGON N.V................................................  32,672    2,842,831
 Ahrend N.V...............................................  13,000      424,340
+ ASM Lithography Holding.................................  47,000    1,390,902
 Elsevier N.V.............................................  70,000    1,056,425
 Hagemeyer N.V............................................  28,418    1,229,358
 ING Groep N.V............................................  26,000    1,702,470
 Philips Electronics N.V. Ords............................  18,500    1,555,142
 Vedior N.V.--CVA.........................................  39,190    1,107,753
 Vendex N.V...............................................  39,714    1,493,507
                                                                   ------------
                                                                     14,879,593
                                                                   ------------
NORWAY (0.2%)
 Smedvig--ASA (ADR)--B....................................  25,000      284,375
                                                                   ------------
SPAIN (1.4%)
 Banco Intercontinental Espanol SA........................   7,800      506,956
 Banco Popular Espanol SA.................................  18,000    1,537,919
                                                                   ------------
                                                                      2,044,875
                                                                   ------------
SWEDEN (6.6%)
 ABB AB B Shares.......................................... 130,000    1,809,416
 ASSA Abloy AB-B..........................................  54,500    2,142,427
 Astra AB B-F.............................................  80,000    1,594,994
 Hennes & Mauritz AB-B....................................  28,000    1,787,096
 OM Gruppen AB............................................  47,100      980,395
 Skandia Forsakrings AB................................... 110,000    1,572,424
                                                                   ------------
                                                                      9,886,752
                                                                   ------------
SWITZERLAND (10.6%)
 Credit Suisse Group......................................  19,000    4,227,622
 Nestle SA................................................   1,250    2,675,022
 Novartis Limited.........................................   1,050    1,747,219
+ Pharma Vision 2000 AG...................................   1,950    1,155,748
 Roche Holding AG.........................................      70    1,037,210
 Roche Holding AG--Genusshein.............................     330    3,240,584
 Swiss Reinsurance........................................     700    1,770,294
                                                                   ------------
                                                                     15,853,699
                                                                   ------------
UNITED KINGDOM (19.4%)
 BAA PLC..................................................     765        8,258
 Barclays PLC.............................................       1           29
 British Petroleum Co. PLC (ADR)..........................  13,467    1,188,463
 Capita Group PLC.........................................  25,000      215,028
 Compass Group PLC........................................ 298,000    3,430,774
 Dixons Group PLC......................................... 128,000    1,034,738
 EMI Group PLC............................................  84,185      736,023
 General Accident PLC.....................................  73,000    1,693,029
 Hays PLC.................................................  75,000    1,258,885
 HSBC Holdings PLC........................................  65,000    1,649,564
 Lloyds TSB Group PLC..................................... 166,000    2,330,714
 Misys PLC................................................  76,528    4,347,746
 Norwich Union PLC........................................ 200,000    1,456,602
 Powerscreen International PLC............................ 111,691      172,380
+ Provident Financial PLC.................................  77,476    1,224,818
 Rentokil Initial PLC..................................... 470,000    3,379,885
 Shell Transport & Trading Co. PLC........................ 140,000      985,751
 Siebe PLC................................................  74,090    1,482,196
 Smithkline Beecham PLC...................................  75,000      912,879
 Zeneca Group PLC.........................................  35,000    1,501,986
                                                                   ------------
                                                                     29,009,748
                                                                   ------------
TOTAL COMMON STOCK
 (Cost $103,806,868)..............................................  136,336,967
                                                                   ------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (CONTINUED)
THE INTERNATIONAL EQUITY FUND

                                                          SHARES      VALUE
                                                         --------- ------------
PREFERRED STOCK (2.9%)
----------------------
GERMANY (2.9%)
+ Allianz AG............................................       108 $     35,301
 SAP AG Prf.............................................     6,300    4,282,533
                                                                   ------------
TOTAL PREFERRED STOCK
 (Cost $1,350,266)................................................    4,317,834
                                                                   ------------
CORPORATE BONDS (0.0%)
----------------------
IRELAND
 Viridian Group PLC Loan Notes (Cost $28,307)...........    40,000       31,688
                                                                   ------------
WARRANTS (1.7%)
---------------
+ Compagnie Generale de Eaux............................     4,700        9,251
+ Credit Suisse.........................................   280,000    2,547,451
                                                                   ------------
TOTAL WARRANTS
 (Cost $1,415,624)................................................    2,556,702
                                                                   ------------
SHORT TERM INVESTMENTS (4.3%)
-----------------------------
 Temporary Cash Investment Fund, Inc.................... 3,196,732    3,196,732
 Temporary Investment Fund, Inc......................... 3,195,009    3,195,009
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $6,391,741)................................................    6,391,741
                                                                   ------------
TOTAL INVESTMENTS (100.0%)
 (Cost $112,992,806)(a)........................................... $149,634,932
                                                                   ============

-------
+ Non-Income Producing.

(a) At June 30, 1998, the cost for Federal income tax purposes was $112,992,806. Net unrealized appreciation was $36,642,126. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $43,833,443 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $7,191,317.
ADR--American Depository Receipt

   The accompanying notes are an integral part of these financial statements.

                                                                % OF
                                                               MARKET   VALUE
                                                               VALUE   (000'S)
                                                               ------  --------
COMMON AND PREFERRED STOCK SECTOR DIVERSIFICATION
-------------------------------------------------
 Financial Services...........................................  14.5%  $ 20,420
 Insurance....................................................  12.2     17,096
 Electronics..................................................  10.2     14,329
 Retail.......................................................   9.0     12,514
 Manufacturing................................................   8.8     12,393
 Pharmaceuticals..............................................   8.6     12,029
 Computers....................................................   7.4     10,469
 Miscellaneous................................................   6.2      8,756
 Chemicals....................................................   4.7      6,625
 Food.........................................................   4.3      6,106
 Consumer Products............................................   4.2      5,968
 Oil..........................................................   3.1      4,303
 Automotive...................................................   2.4      3,434
 Real Estate..................................................   1.2      1,719
 Diversified..................................................   1.1      1,537
 Telecommunications...........................................   0.9      1,273
 Investment Co................................................   0.8      1,156
 Utilities....................................................   0.4        520
 Airlines.....................................................   0.0          8
                                                               -----   --------
                                                               100.0%  $140,655
                                                               =====   ========

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998
SMALL CAPITALIZATION FUND

                                                             SHARES    VALUE
                                                             ------ -----------
COMMON STOCK (77.7%)
--------------------
AGRICULTURAL PRODUCTS (0.7%)
+ Agribrands International, Inc............................. 10,800 $   326,700
                                                                    -----------
AUTOMOBILES & RELATED (0.2%)
+ Dollar Thrifty Automotive Group...........................  9,000     119,250
                                                                    -----------
AUTO-PARTS/EQUIPMENT (1.0%)
 Borg-Warner Automotive, Inc................................  9,000     432,562
                                                                    -----------
CABLE OPERATORS (0.3%)
 TCA Cable TV, Inc..........................................  2,300     138,288
                                                                    -----------
CHEMICALS - DIVERSIFIED (0.8%)
 M.A. Hanna Co.............................................. 19,400     355,262
                                                                    -----------
CHEMICALS (4.0%)
+ McWhorter Technologies, Inc............................... 15,000     396,563
 Schulman, A. Inc........................................... 65,800   1,283,100
+ Tetra Technology, Inc.....................................  8,600     144,050
                                                                    -----------
                                                                      1,823,713
                                                                    -----------
COMPUTERS (0.2%)
+ Artesyn Technologies, Inc.................................  6,000      95,625
                                                                    -----------
COMPUTER SERVICES & SOFTWARE (9.2%)
+ BA Merchant Services, Inc................................. 27,400     553,137
+ Banctec, Inc.............................................. 20,800     481,000
 The BISYS Group, Inc....................................... 22,100     906,791
+ Volt Information Sciences, Inc............................ 17,400     471,975
+ Wallace Computer Service, Inc.............................  6,100     144,875
+ Wang Laboratories, Inc.................................... 62,800   1,599,437
                                                                    -----------
                                                                      4,157,215
                                                                    -----------
ELECTRICAL EQUIPMENT (1.2%)
 AMETEK, Inc................................................ 17,900     524,694
                                                                    -----------
ELECTRONIC COMPONENTS (3.1%)
 CTS Corp. ................................................. 14,600     430,700
 Pioneer-Standard Electronics, Inc. ........................ 17,200     164,475
+ Unitrode Corp. ........................................... 69,700     801,550
                                                                    -----------
                                                                      1,396,725
                                                                    -----------
ELECTRONICS (5.9%)
 Belden, Inc................................................  9,000     275,625
+ Exar Corp................................................. 21,000     439,687
+ General Semiconductor, Inc................................ 31,100     307,112
 Lydall, Inc................................................ 51,600     751,425
 Watkins-Johnson Co......................................... 33,900     881,400
                                                                    -----------
                                                                      2,655,249
                                                                    -----------
ENVIRONMENTAL INSTRUMENTS (0.2%)
+ AEP Industries, Inc.......................................  3,800      82,294
                                                                    -----------
FINANCIAL SERVICES (1.0%)
 Enhance Financial Services Group, Inc. .................... 13,800     465,750
                                                                    -----------
HEALTHCARE (4.7%)
+ Corvel Corp. ............................................. 17,100     663,694
+ Magellan Health Services, Inc. ........................... 45,100   1,144,413
 Trigon Healthcare, Inc. ...................................  8,600     311,212
                                                                    -----------
                                                                      2,119,319
                                                                    -----------
HOLDINGS COMPANY DIVERSIFIED (1.4%)
+ Triarc Companies, Inc. ................................... 28,800     631,800
                                                                    -----------
HUMAN RESOURCES (0.3%)
 Norrell Corp...............................................  6,400     127,600
                                                                    -----------

                                                             SHARES    VALUE
                                                             ------ -----------
INSURANCE (17.1%)
+ Annunity and Life R.E., Ltd............................... 19,600 $   437,325
 Chartwell RE Corp. ........................................ 20,000     588,750
+ Chicago Title Corp........................................ 14,400     665,100
+ CNA Surety Corp........................................... 36,900     544,275
 Delphi Financial Group, Inc................................ 17,396     979,612
 E.W. Blanch Holdings, Inc.................................. 21,700     797,475
 Horace Mann Educators Corp. ............................... 11,000     379,500
 Renaissance RE Holdings Ltd................................ 30,200   1,398,638
+ Terra Nova (Bermuda) Holdings, Class A.................... 22,400     702,800
 United Wisconsin Services, Inc............................. 43,700   1,239,988
                                                                    -----------
                                                                      7,733,463
                                                                    -----------
MACHINERY (DIVERSIFIED) (1.9%)
+ Baldwin Technology Company, Inc........................... 76,000     446,500
 OmniQuip International, Inc................................ 22,600     418,806
                                                                    -----------
                                                                        865,306
                                                                    -----------
MANUFACTURING (8.8%)
+ Albany International Corp. ...............................  2,000      47,875
 Flowserve Corporation...................................... 51,100   1,258,338
+ GP Strategies Corp........................................ 38,500     563,062
 Harman International Industries, Inc....................... 16,500     635,250
+ Paxar Corp................................................ 75,950     873,425
 Roper Industries, Inc...................................... 15,200     397,100
 Woodhead Industries, Inc. ................................. 13,800     216,488
                                                                    -----------
                                                                      3,991,538
                                                                    -----------
MEDICAL SUPPLIES (0.6%)
 Vital Signs, Inc........................................... 15,400     280,569
                                                                    -----------
METAL FABRICATE/HARDWARE (0.9%)
 EASCO, Inc................................................. 20,400     205,912
 Kaydon Corp................................................  5,100     180,094
                                                                    -----------
                                                                        386,006
                                                                    -----------
OIL/GAS - EXPLORATION (1.9%)
 KCS Energy, Inc............................................ 74,900     856,669
                                                                    -----------
OIL & GAS (6.0%)
+ Basin Exploration, Inc. .................................. 22,600     402,562
 Cabot Oil & Gas Corp. ..................................... 52,100   1,042,000
+ Nuevo Energy Co. ......................................... 16,600     533,275
 St. Mary Land & Exploration Co............................. 30,600     739,181
                                                                    -----------
                                                                      2,717,018
                                                                    -----------
PAPER AND FOREST PRODUCTS (0.5%)
 Rock Tenn Co............................................... 18,600     233,663
                                                                    -----------
PROPERTY & CASUALTY INSURANCE (0.2%)
+ Gryphon Holdings, Inc. ...................................  4,800      79,200
                                                                    -----------
PRINTING AND PUBLISHING (1.7%)
 Hollinger International, Inc. ............................. 44,600     758,200
                                                                    -----------
RECYCLING (0.4%)
+ Newfield Exploration Co. .................................  7,200     179,100
                                                                    -----------
TEXTILES (2.6%)
 Guilford Mills, Inc........................................ 31,200     624,000
 WestPoint Stevens, Inc. ................................... 17,100     565,369
                                                                    -----------
                                                                      1,189,369
                                                                    -----------
TRANSPORTATION (0.9%)
 Interpool, Inc............................................. 29,500     425,906
                                                                    -----------
TOTAL COMMON STOCK
 (Cost $34,089,884)................................................  35,148,053
                                                                    -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (CONTINUED)
SMALL CAPITALIZATION FUND

                                                  MATURITY PAR (000)    VALUE
                                                  -------- --------- -----------
AGENCY OBLIGATIONS (19.5%)
--------------------------
 Federal Home Loan Bank
  5.37%.........................................  07/03/98     2,280 $ 2,279,320
  5.36%.........................................  07/09/98       800     799,073
  5.39%.........................................  08/26/98     2,660   2,637,326
  5.42%.........................................  08/28/98     3,130   3,102,668
                                                                     -----------
TOTAL AGENCY OBLIGATIONS
 (Cost $8,818,387)..................................................   8,818,387
                                                                     -----------
                                                            SHARES
                                                           ---------
SHORT TERM INVESTMENTS (2.8%)
-----------------------------
 Temporary Investment Fund, Inc. ...............           1,270,435   1,270,435
                                                                     -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $44,178,706)(a).............................................. $45,236,875
                                                                     ===========

-------
+ Non-Income Producing.

(a) At June 30, 1998, the cost for Federal income tax purposes was $44,161,448. Net unrealized appreciation was $1,058,169. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,700,334 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,642,165.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998
THE EMERGING GROWTH FUND

                                                             SHARES    VALUE
                                                             ------ -----------
COMMON STOCK (92.9%)
--------------------
ADVERTISING (1.6%)
+ TMP Worldwide, Inc. ...................................... 12,500 $   435,547
                                                                    -----------
AIRLINES (1.5%)
 SkyWest, Inc. ............................................. 15,000     420,000
                                                                    -----------
BROADCASTING (2.0%)
+ CD Radio, Inc. ...........................................  3,400     130,581
+ Emmis Broadcasting Corp. .................................  4,400     211,063
+ Jacor.....................................................  3,800     224,438
                                                                    -----------
                                                                        566,082
                                                                    -----------
BUILDING & REAL ESTATE (0.4%)
+ Fairfield Communities, Inc. ..............................  5,200      99,775
                                                                    -----------
BUSINESS SERVICES (1.9%)
+ CorporateFamily Solutions, Inc. ..........................  2,700      67,163
+ NCO Group, Inc. ..........................................  3,100      68,588
+ Professional Detailing, Inc. .............................  5,400     131,963
+ Ritchie Bros Auctioneers, Inc. ...........................  9,500     252,344
                                                                    -----------
                                                                        520,058
                                                                    -----------
CABLE OPERATORS (0.9%)
+ Univision Communications, Inc. ...........................  7,000     260,750
                                                                    -----------
COMMUNICATIONS SERVICES (1.7%)
+ Paging Network Inc. ...................................... 16,300     227,691
+ Technology Solutions Corp. ...............................  7,200     228,375
                                                                    -----------
                                                                        456,066
                                                                    -----------
COMPUTER SERVICES & SOFTWARE (31.8%)
+ Aspect Development, Inc. .................................    900      68,006
+ Atlantic Data Services, Inc. ............................. 10,500     202,125
+ Brightstar Information Technology Group, Inc. ............ 13,300     182,875
+ Brio Technology, Inc. ....................................  4,200      56,569
+ Carreker-Antinori, Inc. ..................................  5,000      51,875
+ Cognizant Technology Solutions, Inc. .....................  6,700      80,819
+ Concord Communications, Inc. ............................. 10,700     275,191
+ Earthlink Network, Inc. ..................................  3,300     253,481
+ Ecsoft Group PLC (ADR).................................... 25,600     822,400
+ Electronic Processing, Inc. ..............................  8,000      95,500
+ Excite, Inc. .............................................  1,200     112,237
+ Exodus Communications, Inc. ..............................  5,000     223,438
+ Filenet Corp. ............................................ 14,200     408,250
+ Information Management Resources, Inc. ...................  7,400     250,444
+ Inktomi Corp. ............................................    300      11,906
+ Inspire Insurance Solutions, Inc. ........................  3,500     115,938
+ Intelligroup, Inc. .......................................  7,900     139,978
+ International Network Services............................  5,300     215,809
+ JDA Software Group, Inc. .................................  7,000     306,688
+ Macromedia, Inc .......................................... 14,500     271,422
+ Mapics, Inc. .............................................  4,900      96,622
+ Mastech Corp. ............................................  3,000      84,000
+ Memco Software Ltd. ......................................  8,000     152,500
+ Micromuse, Inc. .......................................... 11,900     486,041
+ Microstrategy, Inc. ......................................  1,900      54,031
+ MMC Networks, Inc. .......................................  3,500     111,453
+ Network Solutions, Inc. ..................................  5,000     224,688
+ New Era of Networks, Inc. ................................  6,900     211,744
+ Ovid Technologies, Inc. ..................................  5,000     116,250
+ Pervasive Software, Inc. ................................. 17,200     178,450
+ Realnetworks, Inc. ....................................... 11,000     410,781
+ Remedy Corp...............................................  8,600     146,469
+ Sapient Corp..............................................  1,700      89,356

                                                             SHARES    VALUE
                                                             ------ -----------
+ Saville Systems PLC (ADR).................................  5,200 $   260,650
+ Siebl Systems, Inc. ......................................  2,500      80,469
+ Software AG Systems, Inc. ................................ 10,900     318,825
+ Systems & Computer Technology Corp........................  9,800     267,050
+ The Ultimate Software Group, Inc. ........................  1,300      12,025
+ Tier Technolngies, Inc. .................................. 15,700     281,128
+ Timberline Software Corp. ................................  2,600      61,100
+ TSI International Software Ltd. .......................... 21,000     477,094
+ Verio, Inc. ..............................................  7,900     197,006
+ Vista Information Solutions, Inc .........................  5,000      38,750
+ Visual Networks, Inc. ....................................  7,400     271,256
+ Wavephore, Inc. ..........................................  4,900      56,503
                                                                    -----------
                                                                      8,829,192
                                                                    -----------
CONSUMER PRODUCTS (0.9%)
+ Balance Bar Co. ..........................................  6,100      85,781
+ 1-800 Contacts, Inc. ..................................... 11,200     170,100
                                                                    -----------
                                                                        255,881
                                                                    -----------
COSMETICS (0.2%)
+ French Fragrances, Inc. ..................................  3,300      50,944
                                                                    -----------
DRUGS AND COSMETICS (1.6%)
+ Twinlab Corp. ............................................  7,500     328,359
+ USAna, Inc. ..............................................  3,900     121,631
                                                                    -----------
                                                                        449,990
                                                                    -----------
EDUCATION (2.9%)
+ Bright Horizons, Inc. ....................................    400      11,300
+ Computer Learning Centers, Inc. ..........................  9,000     224,156
+ Education Management Corp. ............................... 14,600     481,800
 Strayer Education, Inc. ...................................  2,100      75,797
                                                                    -----------
                                                                        793,053
                                                                    -----------
ELECTRONIC COMPONENTS (3.1%)
+ Applied Micro Circuits Corp. ............................. 10,000     259,687
+ inTest Corporation........................................  6,000      37,500
+ PMC-Sierra, Inc. .........................................  9,000     421,312
+ TranSwitch Corporation....................................  9,300      29,328
                                                                    -----------
                                                                        847,827
                                                                    -----------
ENTERTAINMENT & LEISURE (5.0%)
+ Championship Auto Racing, Inc. ........................... 14,500     264,625
+ Resortquest International, Inc. ..........................  6,000      97,875
+ Royal Olympic Cruise Lines, Inc. ......................... 13,600     136,425
+ SFX Entertainment, Inc. ..................................  7,000     320,906
+ Silverleaf Resorts, Inc. .................................  5,200      79,300
+ Steiner Leisure Ltd. ..................................... 11,025     334,884
+ Travel Services International, Inc. ......................  4,800     157,500
                                                                    -----------
                                                                      1,391,515
                                                                    -----------
FINANCE (0.5%)
+ Indigo Aviation (ADR)..................................... 12,400     134,850
                                                                    -----------
FINANCIAL SERVICES (3.9%)
+ Financial Federal Corp. .................................. 16,500     442,406
+ Franchise Mortgage Acceptance Company..................... 11,900     309,400
+ Healthcare Financial Partners, Inc. ......................  1,800     110,306
+ Imperial Credit Industries, Inc. .........................  9,200     213,900
                                                                    -----------
                                                                      1,076,012
                                                                    -----------
FOODS (0.5%)
+ Natural Alternatives International, Inc. .................  7,100     142,888
                                                                    -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1998 (CONTINUED)
THE EMERGING GROWTH FUND

                                                             SHARES    VALUE
                                                             ------ -----------
HEALTHCARE (1.4%)
+ Balanced Care Corp........................................ 15,000 $   108,750
+ Orthodontic Centers of America, Inc. .....................  5,000     104,687
+ Sunrise Assisted Living, Inc. ............................  5,400     185,794
                                                                    -----------
                                                                        399,231
                                                                    -----------
HOTELS (1.7%)
 Four Seasons Hotels, Inc. .................................  6,200     218,550
+ Pegusus Systems, Inc. .................................... 10,000     255,625
                                                                    -----------
                                                                        474,175
                                                                    -----------
HUMAN RESOURCES (7.1%)
+ ACSYS, Inc. ..............................................  9,900     134,269
+ Data Processing Resources Corp............................  5,100     158,897
+ Hall Kinion & Associates, Inc. ...........................  8,800      58,025
+ Labor Ready, Inc. ........................................ 15,000     453,281
+ On Assignment, Inc. ......................................  1,300      45,541
+ Romac International, Inc. ................................ 13,800     420,900
+ Select Appointments Holdings, PLC (ADR)...................  7,200     210,375
+ Staffmark, Inc. ..........................................  9,500     349,719
+ Vincam Group, Inc. .......................................  6,300     126,000
                                                                    -----------
                                                                      1,957,007
                                                                    -----------
INSURANCE (0.8%)
 ARM Financial Group, Inc. ................................. 10,500     232,312
                                                                    -----------
MEDICAL INSTRUMENTS & DEVICES (1.1%)
+ Ocular Sciences, Inc. ....................................  9,400     304,912
                                                                    -----------
MEDICAL SERVICES (0.8%)
+ Lincare Holdings, Inc. ...................................  3,200     134,500
+ Schick Technologies, Inc. ................................  5,800      88,994
                                                                    -----------
                                                                        223,494
                                                                    -----------
MEDICAL INFORMATION SYSTEMS (1.0%)
+ Envoy Corp. ..............................................  5,800     275,681
                                                                    -----------
NETWORK SYSTEMS (0.9%)
+ Tekelec, Inc. ............................................  5,500     246,813
                                                                    -----------
OFFICE EQUIPMENT (0.2%)
 Aaron Rents, Inc. .........................................  2,600      52,000
                                                                    -----------
PUBLISHING (0.5%)
+ The Petersen Companies, Inc. .............................  5,300     135,812
                                                                    -----------
REAL ESTATE (1.6%)
+ CB Richard Ellis Services, Inc. ..........................  8,700     290,906
 Intrawest Corp. ...........................................  7,000     139,562
                                                                    -----------
                                                                        430,468
                                                                    -----------
RECREATIONAL VEHICLES (0.6%)
+ National R.V. Holdings, Inc. .............................  3,400     153,000
                                                                    -----------
RESTAURANTS (0.7%)
+ PJ America, Inc. ......................................... 10,000     181,875
                                                                    -----------
RETAIL (3.7%)
+ Gadzooks, Inc. ........................................... 10,600     293,819
+ Media Arts Group, Inc. ................................... 13,200     256,575
 Movado Group, Inc. ........................................  8,000     241,500
+ N2K, Inc. ................................................  5,000      98,281
+ Restoration Hardware, Inc. ...............................  1,600      40,100
+ Software.Net Corp.........................................  5,000     105,016
                                                                    -----------
                                                                      1,035,291
                                                                    -----------
SERVICES (1.9%)
+ ITT Educational Services, Inc. ........................... 16,400     528,900
                                                                    -----------

                                                            SHARES     VALUE
                                                            ------- -----------
SPECIALTY RETAILER (1.9%)
+ NBTY, Inc. ..............................................  15,100 $   276,047
+ Timberland Co............................................   1,200      86,325
+ Tropical Sportswear International Corp. .................   8,200     175,275
                                                                    -----------
                                                                        537,647
                                                                    -----------
TELECOMMUNICATIONS (2.8%)
+ COM21, Inc. .............................................   7,500     158,906
+ Echostar Communications Corp.............................  10,400     250,250
+ Premisys Communications, Inc. ...........................   3,700      92,269
+ Skytel Communications, Inc. .............................  12,300     288,281
                                                                    -----------
                                                                        789,706
                                                                    -----------
VIDEO COMPONENTS (2.9%)
+ Gemstar International Group, Ltd. .......................  20,400     760,537
+ Macrovision Corp. .......................................   2,200      52,112
                                                                    -----------
                                                                        812,649
                                                                    -----------
WASTE MANAGEMENT (0.9%)
+ US Liquids, Inc. ........................................  12,100     263,175
                                                                    -----------
TOTAL COMMON STOCK
 (Cost $21,321,304)................................................  25,764,578
                                                                    -----------
SHORT TERM INVESTMENTS (7.1%)
-----------------------------
 Temporary Cash Investment Fund, Inc. ..................... 980,442     980,442
 Temporary Investment Fund, Inc. .......................... 980,420     980,420
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS
 (Cost $1,960,862).................................................   1,960,862
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $23,282,166)(a)............................................. $27,725,440
                                                                    ===========

-------
+ Non-income producing

(a) At June 30, 1998, the cost for Federal income tax purposes was $23,231,346. Net unrealized appreciation was $4,443,274. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,274,626 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $831,352.
ADR--American Depository Receipt

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES - (UNAUDITED)
JUNE 30, 1998


                                  MONEY       QUALITY   HIGH YIELD     GROWTH
                               MARKET FUND   BOND FUND   BOND FUND  EQUITY FUND
                               -----------  ----------- ----------- ------------
ASSETS:
 Investments at value (1)....  $40,957,784  $44,443,495 $66,277,719 $164,186,326
 Cash........................           --           --       9,059            0
 Interest, dividends and
  reclaims receivable........      190,452      448,286   1,131,957      119,768
 Receivable for investment
  securities sold............           --           --      53,787           --
 Receivable for capital stock
  sold.......................           --        8,150      34,048      302,631
 Net unrealized appreciation
  on forward foreign currency
  contracts..................           --           --          --           --
 Other assets................           --          301         395        1,081
                               -----------  ----------- ----------- ------------
  Total Assets...............   41,148,236   44,900,232  67,506,965  164,609,806
                               -----------  ----------- ----------- ------------
LIABILITIES:
 Payable for investment
  securities purchased.......           --           --     149,996    1,098,113
 Payable for capital stock
  redeemed...................           --       39,027      10,897      409,482
 Dividends payable...........      166,415           --          --           --
 Payable to the investment
  advisor....................       13,412       16,407      27,248       62,202
 Payable to The Penn Mutual
  Life Insurance Co..........       14,669       16,245      24,563       57,996
 Other liabilities...........        8,088        6,933       8,734       19,260
                               -----------  ----------- ----------- ------------
  Total Liabilities..........      202,584       78,612     221,438    1,647,053
                               -----------  ----------- ----------- ------------
NET ASSETS...................  $40,945,652  $44,821,620 $67,285,527 $162,962,753
                               ===========  =========== =========== ============
Shares of $.10 par value
 capital stock issued and
 outstanding.................   40,947,399    4,202,937   6,697,302    5,509,088
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE..  $      1.00  $     10.66 $     10.05 $      29.58
NET ASSETS CONSIST OF:
 Capital paid in.............  $40,947,399  $42,584,548 $61,632,372 $100,307,652
 Undistributed net investment
  income (loss)..............           --    1,146,004   2,545,977      122,693
 Accumulated net realized
  gain (loss) on investment
  transactions and foreign
  exchange...................       (1,747)     420,328   1,099,652    6,247,749
 Net unrealized appreciation
  in value of investments,
  futures contracts and
  foreign currency related
  items......................           --      670,740   2,007,526   56,284,659
                               -----------  ----------- ----------- ------------
  TOTAL NET ASSETS...........  $40,945,652  $44,821,620 $67,285,527 $162,962,753
                               ===========  =========== =========== ============
(1) Investments at cost......  $40,957,784  $43,771,637 $64,270,193 $107,901,667

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  FLEXIBLY                          SMALL         EMERGING
    VALUE         MANAGED      INTERNATIONAL    CAPITALIZATION     GROWTH
 EQUITY FUND        FUND        EQUITY FUND          FUND           FUND
 ------------   ------------   -------------    --------------   -----------
 $353,787,226   $562,335,389   $149,634,932      $45,236,875     $27,725,440
           --             --             --               --              --
      469,369      3,199,446        772,209           14,681           6,751
           --        341,594        959,494          889,276          85,259
      250,855        435,114          9,009          599,608         120,330
           --             --      1,625,106               --              --
        2,376          5,758           (323)             295             134
 ------------   ------------   ------------      -----------     -----------
  354,509,826    566,317,301    153,000,427       46,740,735      27,937,914
 ------------   ------------   ------------      -----------     -----------

           --      2,810,836             --        1,527,304         467,437
      230,224        159,375        371,942               --          26,339
           --             --             --               --              --
      143,099        229,089         92,089           18,322          16,284
      131,309        209,880         55,808           17,160           9,260
       37,262         67,448         50,299            8,155           4,393
 ------------   ------------   ------------      -----------     -----------
      541,894      3,476,628        570,138        1,570,941         523,713
 ------------   ------------   ------------      -----------     -----------
 $353,967,932   $562,840,673   $152,430,289      $45,169,794     $27,414,201
 ============   ============   ============      ===========     ===========
   13,975,685     26,810,807      8,026,498        3,148,719       1,683,329
 $      25.33   $      20.99   $      18.99      $     14.34     $     16.29

 $225,916,421   $456,739,965   $110,109,528      $41,561,783     $22,021,193
    2,201,705      7,324,757       (223,912)         122,303        (157,500)

   20,297,457     29,759,141      4,277,440        2,427,884       1,107,234

  105,552,349     69,016,810     38,267,233        1,057,824       4,443,274
 ------------   ------------   ------------      -----------     -----------
 $353,967,932   $562,840,673   $152,430,289      $45,169,794     $27,414,201
 ============   ============   ============      ===========     ===========
 $248,234,878   $493,320,296   $112,992,806      $44,178,706     $23,282,166

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1998 - (UNAUDITED)


                                     MONEY     QUALITY   HIGH YIELD    GROWTH
                                  MARKET FUND BOND FUND  BOND FUND   EQUITY FUND
                                  ----------- ---------- ----------  -----------
INVESTMENT INCOME:
 Dividends......................  $       --  $       -- $  171,161  $   542,763
 Interest.......................   1,096,389   1,305,081  2,626,625      135,313
 Foreign tax withheld...........          --          --         --           --
                                  ----------  ---------- ----------  -----------
  Total investment income.......   1,096,389   1,305,081  2,797,786      678,076
                                  ----------  ---------- ----------  -----------
EXPENSES:
 Investment advisory fees.......      76,806      94,439    157,843      355,884
 Administration fees............      28,802      31,479     47,353      110,363
 Accounting fees................      14,401      15,740     23,676       49,185
 Custodian fees and expenses....       7,098       9,576     10,667       13,826
 Other expenses.................      10,628       7,843     12,270       26,125
                                  ----------  ---------- ----------  -----------
  Total expenses................     137,735     159,077    251,809      555,383
  Less: Expense waivers.........          --          --         --           --
                                  ----------  ---------- ----------  -----------
  Net expenses..................     137,735     159,077    251,809      555,383
                                  ----------  ---------- ----------  -----------
NET INVESTMENT INCOME (LOSS)....     958,654   1,146,004  2,545,977      122,693
                                  ----------  ---------- ----------  -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain on investment
  transactions..................          10     420,328  1,103,070    6,492,700
 Net realized foreign exchange
  gain (loss)...................          --          --     (3,418)          --
 Change in net unrealized
  appreciation of investments,
  futures contracts and foreign
  currency related items........          --     318,408   (275,721)  22,545,823
                                  ----------  ---------- ----------  -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..........          10     738,736    823,931   29,038,523
                                  ----------  ---------- ----------  -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................  $  958,664  $1,884,740 $3,369,908  $29,161,216
                                  ==========  ========== ==========  ===========

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                FLEXIBLY                              SMALL           EMERGING
   VALUE         MANAGED        INTERNATIONAL     CAPITALIZATION       GROWTH
EQUITY FUND       FUND           EQUITY FUND           FUND             FUND
-----------    -----------      -------------     --------------     ----------
 $1,967,909    $ 3,393,494       $ 1,399,455       $   126,457       $    8,981
  1,499,992      6,161,542           208,784           169,113           24,372
    (16,781)       (85,226)         (107,053)               --             (399)
-----------    -----------       -----------       -----------       ----------
  3,451,120      9,469,810         1,501,186           295,570           32,954
-----------    -----------       -----------       -----------       ----------
    827,634      1,355,032           529,758           107,865           93,862
    248,290        406,510           105,952            32,359           17,644
     91,726        123,453            54,778            16,184           12,281
     22,621         48,399            40,132             8,409           10,163
     59,144        105,986            33,018             8,450            5,592
-----------    -----------       -----------       -----------       ----------
  1,249,415      2,039,380           763,638           173,267          139,542
         --             --                --                --           (4,272)
-----------    -----------       -----------       -----------       ----------
  1,249,415      2,039,380           763,638           173,267          135,270
-----------    -----------       -----------       -----------       ----------
  2,201,705      7,430,430           737,548           122,303         (102,316)
-----------    -----------       -----------       -----------       ----------

 20,297,457     29,799,241         5,300,037         2,445,089        1,158,055
         --          3,861        (1,022,597)               --               --

 15,230,637     (6,347,160)       17,945,090        (3,113,705)       3,938,450
-----------    -----------       -----------       -----------       ----------
 35,528,094     23,455,942        22,222,530          (668,616)       5,096,505
-----------    -----------       -----------       -----------       ----------
$37,729,799    $30,886,372       $22,960,078       $  (546,313)      $4,994,189
===========    ===========       ===========       ===========       ==========

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS - (UNAUDITED)

                             MONEY MARKET FUND           QUALITY BOND FUND
                          -------------------------  --------------------------
                          SIX MONTHS       YEAR       SIX MONTHS       YEAR
                             ENDED        ENDED         ENDED         ENDED
                           06/30/98    DECEMBER 31,    06/30/98    DECEMBER 31,
                          (UNAUDITED)      1997      (UNAUDITED)       1997
                          -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
 Net investment income
  (loss)................. $   958,654  $ 1,896,676   $  1,146,004  $  2,207,510
 Net realized gain (loss)
  on investment
  transactions...........          10         (225)       420,328       912,980
 Net realized gain (loss)
  from foreign currency..          --           --             --            --
 Net change in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts and foreign
  currency related
  items..................          --           --        318,408      (208,702)
                          -----------  -----------   ------------  ------------
  NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS............     958,664    1,896,451      1,884,740     2,911,788
                          -----------  -----------   ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income...    (958,654)  (1,896,676)            --    (2,207,510)
 Net realized capital
  gains..................          --           --             --       (16,338)
 In excess of net
  investment income......          --           --             --       (16,277)
                          -----------  -----------   ------------  ------------
  TOTAL DISTRIBUTIONS....    (958,654)  (1,896,676)            --    (2,240,125)
                          -----------  -----------   ------------  ------------
CAPITAL SHARE
 TRANSACTIONS:
 Net increase (decrease)
  in net assets from
  capital share
  transactions...........   3,469,258    2,975,990      2,859,852     1,794,024
                          -----------  -----------   ------------  ------------
  TOTAL INCREASE IN NET
   ASSETS................   3,469,268    2,975,765      4,744,592     2,465,687
Net Assets, beginning of
 period..................  37,476,384   34,500,619     40,077,028    37,611,341
                          -----------  -----------   ------------  ------------
NET ASSETS, END OF
 PERIOD.................. $40,945,652  $37,476,384   $ 44,821,620  $ 40,077,028
                          ===========  ===========   ============  ============
                            HIGH YIELD BOND FUND        GROWTH EQUITY FUND
                          -------------------------  --------------------------
                          SIX MONTHS       YEAR       SIX MONTHS       YEAR
                             ENDED        ENDED         ENDED         ENDED
                           06/30/98    DECEMBER 31,    06/30/98    DECEMBER 31,
                          (UNAUDITED)      1997      (UNAUDITED)       1997
                          -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS:
 Net investment income
  (loss)................. $ 2,545,977  $ 4,560,298   $    122,693  $    482,003
 Net realized gain (loss)
  on investment
  transactions...........   1,103,070    2,964,765      6,492,700    13,834,988
 Net realized gain (loss)
  from foreign currency..      (3,418)          --             --            --
 Net change in unrealized
  appreciation
  (depreciation) of
  investments and foreign
  currency related
  items..................    (275,721)    (118,203)    22,545,823    14,267,440
                          -----------  -----------   ------------  ------------
  NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS............   3,369,908    7,406,860     29,161,216    28,584,431
                          -----------  -----------   ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income...          --   (4,560,298)            --      (482,003)
 Net realized capital
  gains..................          --           --       (208,968)  (13,678,856)
 In excess of net
  investment income......          --      (10,576)            --            --
                          -----------  -----------   ------------  ------------
  TOTAL DISTRIBUTIONS....          --   (4,570,874)      (208,968)  (14,160,859)
                          -----------  -----------   ------------  ------------
CAPITAL SHARE
 TRANSACTIONS:
 Net increase (decrease)
  in net assets from
  capital share
  transactions...........   4,777,955   12,260,119     (2,047,741)   15,595,214
                          -----------  -----------   ------------  ------------
  TOTAL INCREASE IN NET
   ASSETS................   8,147,863   15,096,105     26,904,507    30,018,786
Net Assets, beginning of
 period..................  59,137,664   44,041,559    136,058,246   106,039,460
                          -----------  -----------   ------------  ------------
NET ASSETS, END OF
 PERIOD.................. $67,285,527  $59,137,664   $162,962,753  $136,058,246
                          ===========  ===========   ============  ============

-----------------------
* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     VALUE EQUITY FUND          FLEXIBLY MANAGED FUND
----------------------------  --------------------------
 SIX MONTHS        YEAR        SIX MONTHS       YEAR
    ENDED          ENDED         ENDED         ENDED
  06/30/98     DECEMBER 31,     06/30/98    DECEMBER 31,
 (UNAUDITED)       1997       (UNAUDITED)       1997
-------------  -------------  ------------  ------------
$   2,201,705  $   3,663,616  $  7,430,430  $ 14,346,115
   20,297,457     16,381,602    29,799,241    29,490,467
           --             --         3,861        80,506
   15,230,637     36,751,125    (6,347,160)   23,598,612
-------------  -------------  ------------  ------------
   37,729,799     56,796,343    30,886,372    67,515,700
-------------  -------------  ------------  ------------
           --     (3,663,616)           --   (14,346,115)
           --    (16,381,602)     (123,319)  (29,491,615)
           --             --            --       (99,694)
-------------  -------------  ------------  ------------
           --    (20,045,218)     (123,319)  (43,937,424)
-------------  -------------  ------------  ------------
   13,277,665     65,535,450    15,938,896    94,016,309
-------------  -------------  ------------  ------------
   51,007,464    102,286,575    46,701,949   117,594,585
  302,960,468    200,673,893   516,138,724   398,544,139
-------------  -------------  ------------  ------------
$ 353,967,932  $ 302,960,468  $562,840,673  $516,138,724
=============  =============  ============  ============
 INTERNATIONAL EQUITY FUND    SMALL CAPITALIZATION FUND     EMERGING GROWTH FUND
----------------------------  --------------------------  -------------------------
 SIX MONTHS        YEAR        SIX MONTHS       YEAR      SIX MONTHS      PERIOD
    ENDED          ENDED         ENDED         ENDED         ENDED        ENDED
  06/30/98     DECEMBER 31,     06/30/98    DECEMBER 31,   06/30/98    DECEMBER 31,
 (UNAUDITED)       1997       (UNAUDITED)       1997      (UNAUDITED)     1997 *
-------------  -------------  ------------  ------------  -----------  ------------
$     737,548  $     754,837  $    122,303  $    181,451  $  (102,316) $   (56,325)
    5,300,037      4,305,835     2,445,089     2,278,532    1,158,055    1,331,710
   (1,022,597)     2,563,120            --            --           --           --
   17,945,090      3,833,566    (3,113,705)    2,875,385    3,938,450      504,824
-------------  -------------  ------------  ------------  -----------  -----------
   22,960,078     11,457,358      (546,313)    5,335,368    4,994,189    1,780,209
-------------  -------------  ------------  ------------  -----------  -----------
           --       (754,837)           --      (181,451)          --           --
           --     (4,305,835)       (8,222)   (2,286,865)      (8,966)  (1,373,564)
           --     (3,230,284)           --            --           --           --
-------------  -------------  ------------  ------------  -----------  -----------
           --     (8,290,956)       (8,222)   (2,468,316)      (8,966)  (1,373,564)
-------------  -------------  ------------  ------------  -----------  -----------
     (167,345)    22,053,566     6,998,235    19,725,010    4,487,260   17,535,073
-------------  -------------  ------------  ------------  -----------  -----------
   22,792,733     25,219,968     6,443,700    22,592,062    9,472,483   17,941,718
  129,637,556    104,417,588    38,726,094    16,134,032   17,941,718           --
-------------  -------------  ------------  ------------  -----------  -----------
$ 152,430,289  $ 129,637,556  $ 45,169,794  $ 38,726,094  $27,414,201  $17,941,718
=============  =============  ============  ============  ===========  ===========

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE MONEY MARKET FUND
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                          SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,
                           JUNE 30, 1998   ----------------------------------------------------
                            (UNAUDITED)     1997     1996        1995        1994        1993
                          ---------------- -------  -------     -------     -------     -------
Net asset value,
 beginning of period....      $  1.00      $  1.00  $  1.00     $  1.00     $  1.00     $  1.00
                              -------      -------  -------     -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...       0.0247       0.0503   0.0489      0.0538      0.0365      0.0250
                              -------      -------  -------     -------     -------     -------
 Total from investment
  operations............       0.0247       0.0503   0.0489      0.0538      0.0365      0.0250
                              -------      -------  -------     -------     -------     -------
LESS DIVIDENDS:
Dividends from net
 investment income......      (0.0247)     (0.0503) (0.0489)    (0.0538)    (0.0365)    (0.0250)
                              -------      -------  -------     -------     -------     -------
 Total dividends........      (0.0247)     (0.0503) (0.0489)    (0.0538)    (0.0365)    (0.0250)
                              -------      -------  -------     -------     -------     -------
Net asset value, end of
 period.................      $  1.00      $  1.00  $  1.00     $  1.00     $  1.00     $  1.00
                              =======      =======  =======     =======     =======     =======
Total return............         2.50%        5.15%    5.00%       5.51%       3.71%       2.53%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $40,946      $37,476  $34,501     $24,726     $16,531     $13,005
                              -------      -------  -------     -------     -------     -------
Ratio of expenses to
 average net assets.....         0.72%(a)     0.70%    0.73%(b)    0.69%(b)    0.73%(b)    0.74%(b)
                              -------      -------  -------     -------     -------     -------
Ratio of net investment
 income to average net
 assets.................         4.99%(a)     5.04%    4.88%(b)    5.37%(b)    3.74%(b)    2.51%(b)
                              -------      -------  -------     -------     -------     -------
---------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been .74%, .74%, .79%, and .82%, and the ratios of net investment income to average net assets would have been 4.87%, 5.32%, 3.68%, and 2.43% for the years ended December 31, 1996, 1995, 1994, and 1993, respectively.

--------------------------------------------------------------------------------
THE QUALITY BOND FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                          SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,
                           JUNE 30, 1998   ----------------------------------------------------
                            (UNAUDITED)     1997     1996        1995        1994        1993
                          ---------------- -------  -------     -------     -------     -------
Net asset value,
 beginning of period....      $ 10.20      $ 10.00  $ 10.24     $  9.04     $ 10.19     $ 10.03
                              -------      -------  -------     -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...         0.27         0.60     0.66        0.61        0.61        0.46
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........         0.19         0.20    (0.24)       1.21       (1.15)       0.71
                              -------      -------  -------     -------     -------     -------
 Total from investment
  operations............         0.46         0.80     0.42        1.82       (0.54)       1.17
                              -------      -------  -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......         0.00        (0.60)   (0.66)      (0.61)      (0.61)      (0.46)
Distribution from net
 realized gain..........         0.00         0.00     0.00        0.00        0.00       (0.54)
Distribution in excess
 of net realized gain...         0.00         0.00     0.00       (0.01)       0.00       (0.01)
                              -------      -------  -------     -------     -------     -------
 Total distributions....         0.00        (0.60)   (0.66)      (0.62)      (0.61)      (1.01)
                              -------      -------  -------     -------     -------     -------
Net asset value, end of
 period.................      $ 10.66      $ 10.20  $ 10.00     $ 10.24     $  9.04     $ 10.19
                              =======      =======  =======     =======     =======     =======
Total return............         4.51%        8.03%    4.14%      20.14%      (5.29)%     11.67%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $44,822      $40,077  $37,611     $38,048     $31,338     $33,027
                              -------      -------  -------     -------     -------     -------
Ratio of expenses to
 average net assets.....         0.76%(a)     0.75%    0.77%(b)    0.73%(b)    0.78%(b)    0.79%(b)
                              -------      -------  -------     -------     -------     -------
Ratio of net investment
 income to average net
 assets.................         5.46%(a)     5.87%    6.03%(b)    6.20%(b)    6.14%(b)    5.21%(b)
                              -------      -------  -------     -------     -------     -------
Portfolio turnover
 rate...................        189.2%       317.3%   107.6%      449.2%      380.9%      389.4%
                              -------      -------  -------     -------     -------     -------
---------------------------------------

(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .78%, .78%, .83%, and .84%, and the ratio of net investment income to average net assets would have been 6.02%, 6.15%, 6.09%, and 5.16% for the years ended December 31, 1996, 1995, 1994, and 1993, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE HIGH YIELD BOND FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                          SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,
                           JUNE 30, 1998   -------------------------------------------
                            (UNAUDITED)     1997     1996     1995     1994     1993
                          ---------------- -------  -------  -------  -------  -------
Net asset value,
 beginning of period....      $  9.52      $  8.91  $  8.44  $  7.94  $  9.55  $  8.63
                              -------      -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...         0.38         0.80     0.70     0.80     0.90     0.77
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........         0.15         0.61     0.47     0.50    (1.60)    0.94
                              -------      -------  -------  -------  -------  -------
 Total from investment
  operations............         0.53         1.41     1.17     1.30    (0.70)    1.71
                              -------      -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......         0.00        (0.80)   (0.70)   (0.80)   (0.90)   (0.77)
Distribution in excess
 of net investment in-
 come...................         0.00         0.00     0.00     0.00    (0.01)   (0.02)
                              -------      -------  -------  -------  -------  -------
 Total distributions....         0.00        (0.80)   (0.70)   (0.80)   (0.91)   (0.79)
                              -------      -------  -------  -------  -------  -------
Net asset value, end of
 period.................      $ 10.05      $  9.52  $  8.91  $  8.44  $  7.94  $  9.55
                              =======      =======  =======  =======  =======  =======
 Total return...........         5.57%       15.78%   13.87%   16.41%    7.33%   19.81%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $67,286      $59,138  $44,042  $36,442  $32,081  $35,305
                              -------      -------  -------  -------  -------  -------
Ratio of expenses to
 average net assets.....         0.80%(a)     0.81%    0.84%    0.87%    0.86%    0.87%
                              -------      -------  -------  -------  -------  -------
Ratio of net investment
 income to average net
 assets.................         8.06%(a)     8.96%    8.14%    9.20%    9.18%    9.21%
                              -------      -------  -------  -------  -------  -------
Portfolio turnover
 rate...................         48.1%       111.3%   118.5%    84.3%    90.7%   118.7%
                              -------      -------  -------  -------  -------  -------

-----------------------
(a) Annualized.

--------------------------------------------------------------------------------
THE GROWTH EQUITY FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                          SIX MONTHS ENDED          YEAR ENDED DECEMBER 31,
                           JUNE 30, 1998   ------------------------------------------------------
                            (UNAUDITED)      1997      1996        1995        1994        1993
                          ---------------- --------  --------     -------     -------     -------
Net asset value,
 beginning of period....      $  24.37     $  21.46  $  20.00     $ 18.30     $ 20.49     $ 18.82
                              --------     --------  --------     -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...          0.02         0.10      0.11        0.09        0.13        0.06
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........          5.19         5.64      3.85        4.75       (1.80)       2.28
                              --------     --------  --------     -------     -------     -------
 Total from investment
  operations............          5.21         5.74      3.96        4.84       (1.67)       2.34
                              --------     --------  --------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......          0.00        (0.10)    (0.11)      (0.09)      (0.13)      (0.06)
Distribution from
 capital gains..........          0.00        (2.73)    (2.39)      (3.05)      (0.39)      (0.61)
                              --------     --------  --------     -------     -------     -------
 Total distributions....          0.00        (2.83)    (2.50)      (3.14)      (0.52)      (0.67)
                              --------     --------  --------     -------     -------     -------
Net asset value, end of
 period.................      $  29.58     $  24.37  $  21.46     $ 20.00     $ 18.30     $ 20.49
                              ========     ========  ========     =======     =======     =======
 Total return...........         21.38%       26.74%    19.76%      26.45%      (8.12)%     12.43%
RATIOS/SUPPLEMENTAL DA-
 TA:
Net assets, end of
 period (in thousands)..      $162,963     $136,058  $106,039     $95,593     $80,078     $83,938
                              --------     --------  --------     -------     -------     -------
Ratio of expenses to
 average net assets.....          0.75%(a)     0.77%     0.80%(b)    0.77%(b)    0.79%(b)    0.77%(b)
                              --------     --------  --------     -------     -------     -------
Ratio of net investment
 income to average net
 assets.................          0.17%(a)     0.39%     0.48%(b)    0.43%(b)    0.70%(b)    0.30%(b)
                              --------     --------  --------     -------     -------     -------
Portfolio turnover
 rate...................          52.0%       169.1%    177.1%      169.8%      156.2%      185.3%
                              --------     --------  --------     -------     -------     -------

-----------------------
(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .81%, .82%, .84% and .82%, and the ratio of net investment income to average net assets would have been .47%, .38%, .65% and .25% for the years ended December 31, 1996, 1995, 1994, and 1993, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE VALUE EQUITY PORTFOLIO

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                          SIX MONTHS ENDED          YEAR ENDED DECEMBER 31,
                           JUNE 30, 1998   ----------------------------------------------
                            (UNAUDITED)      1997      1996      1995     1994     1993
                          ---------------- --------  --------  --------  -------  -------
Net asset value,
 beginning of period....      $  22.55     $  19.32  $  16.28  $  12.67  $ 12.68  $ 12.14
                              --------     --------  --------  --------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...          0.16         0.29      0.22      0.25     0.20     0.17
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........          2.62         4.53      3.88      4.50     0.17     0.69
                              --------     --------  --------  --------  -------  -------
 Total from investment
  operations............          2.78         4.82      4.10      4.75     0.37     0.86
                              --------     --------  --------  --------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......          0.00        (0.29)    (0.22)    (0.25)   (0.20)   (0.17)
Distribution from net
 realized gain..........          0.00        (1.30)    (0.84)    (0.89)   (0.18)   (0.15)
                              --------     --------  --------  --------  -------  -------
 Total distributions....          0.00        (1.59)    (1.06)    (1.14)   (0.38)   (0.32)
                              --------     --------  --------  --------  -------  -------
Net asset value, end of
 period.................      $  25.33     $  22.55  $  19.32  $  16.28  $ 12.67  $ 12.68
                              ========     ========  ========  ========  =======  =======
 Total return...........         12.33%       24.98%    25.19%    37.48%    2.92%    7.08%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $353,968     $302,960  $200,674  $127,260  $79,021  $69,980
                              --------     --------  --------  --------  -------  -------
Ratio of expenses to
 average net assets.....          0.75%(a)     0.76%     0.78%     0.80%    0.82%    0.83%
                              --------     --------  --------  --------  -------  -------
Ratio of net investment
 income to average net
 assets.................          1.33%(a)     1.43%     1.38%     1.71%    1.59%    1.49%
                              --------     --------  --------  --------  -------  -------
Portfolio turnover
 rate...................          14.0%        18.7%     25.0%     34.3%    30.6%    17.2%
                              --------     --------  --------  --------  -------  -------

-----------------------
(a) Annualized.
--------------------------------------------------------------------------------
THE FLEXIBLY MANAGED FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                          SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                           JUNE 30, 1998   ------------------------------------------------
                            (UNAUDITED)      1997      1996      1995      1994      1993
                          ---------------- --------  --------  --------  --------  --------
Net asset value,
 beginning of period....      $  19.83     $  18.74  $  17.40  $  15.19  $  15.70  $  14.31
                              --------     --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...          0.28         0.61      0.65      0.53      0.43      0.34
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........          0.88         2.33      2.19      2.86      0.22      1.92
                              --------     --------  --------  --------  --------  --------
 Total from investment
  operations............          1.16         2.94      2.84      3.39      0.65      2.26
                              --------     --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......          0.00        (0.61)    (0.65)    (0.53)    (0.43)    (0.34)
Distribution in excess
 of net investment
 income.................          0.00         0.00      0.00     (0.01)    (0.02)     0.00
Distribution from
 capital gains..........          0.00        (1.24)    (0.85)    (0.64)    (0.71)    (0.53)
                              --------     --------  --------  --------  --------  --------
 Total distributions....          0.00        (1.85)    (1.50)    (1.18)    (1.16)    (0.87)
                              --------     --------  --------  --------  --------  --------
Net asset value, end of
 period.................      $  20.99     $  19.83  $  18.74  $  17.40  $  15.19  $  15.70
                              ========     ========  ========  ========  ========  ========
 Total return...........          5.85%       15.65%    16.37%    22.28%     4.14%    15.79%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $562,841     $516,139  $398,544  $266,556  $169,847  $113,492
                              --------     --------  --------  --------  --------  --------
Ratio of expenses to
 average net assets.....          0.75%(a)     0.76%     0.77%     0.79%     0.82%     0.85%
                              --------     --------  --------  --------  --------  --------
Ratio of net investment
 income to average net
 assets.................          2.74%(a)     3.10%     3.90%     3.45%     3.14%     2.62%
                              --------     --------  --------  --------  --------  --------
Portfolio turnover
 rate...................          25.6%        37.1%     32.9%     37.2%     37.3%     42.6%
                              --------     --------  --------  --------  --------  --------

-----------------------
(a) Annualized.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY FUND
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                          SIX MONTHS ENDED          YEAR ENDED DECEMBER 31,
                           JUNE 30, 1998   ---------------------------------------------
                            (UNAUDITED)      1997      1996     1995     1994     1993
                          ---------------- --------  --------  -------  -------  -------
Net asset value,
 beginning of period....      $  16.13     $  15.61  $  14.47  $ 13.01  $ 13.94  $ 10.12
                              --------     --------  --------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss).................          0.09         0.58      0.63     0.13     0.09     0.03
Net realized and
 unrealized gain on
 investments and foreign
 currency related
 transactions...........          2.77         1.04      1.81     1.67    (0.97)    3.83
                              --------     --------  --------  -------  -------  -------
 Total from investment
  operations............          2.86         1.62      2.44     1.80    (0.88)    3.86
                              --------     --------  --------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividend from net in-
 vestment income........          0.00        (0.53)    (0.56)   (0.12)   (0.02)   (0.01)
Distribution in excess
 of net investment in-
 come...................          0.00         0.00     (0.74)   (0.22)    0.00     0.00
Distribution from capi-
 tal gains..............          0.00        (0.57)     0.00     0.00     0.00    (0.03)
Distribution from capi-
 tal....................          0.00         0.00      0.00     0.00    (0.03)    0.00
                              --------     --------  --------  -------  -------  -------
 Total distributions....          0.00        (1.10)    (1.30)   (0.34)   (0.05)   (0.04)
                              --------     --------  --------  -------  -------  -------
Net asset value, end of
 period.................      $  18.99     $  16.13  $  15.61  $ 14.47  $ 13.01  $ 13.94
                              ========     ========  ========  =======  =======  =======
Total return............         17.73%       10.41%    16.87%   13.80%    6.31%   38.14%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of pe-
 riod (in thousands)....      $152,430     $129,638  $104,418  $69,531  $59,393  $40,798
                              --------     --------  --------  -------  -------  -------
Ratio of expenses to av-
 erage net assets.......          1.08%(a)     1.13%     1.17%    1.23%    1.22%    1.21%
                              --------     --------  --------  -------  -------  -------
Ratio of net investment
 income to average net
 assets.................          1.04%(a)     0.62%     0.66%    0.91%    0.82%    0.63%
                              --------     --------  --------  -------  -------  -------
Portfolio turnover
 rate...................          23.2%        35.7%     54.8%    62.5%    15.6%    11.1%
                              --------     --------  --------  -------  -------  -------

-----------------------
(a) Annualized.
--------------------------------------------------------------------------------
THE SMALL CAPITALIZATION FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                          SIX MONTHS ENDED YEAR ENDED DECEMBER 31,
                           JUNE 30, 1998   -----------------------------
                            (UNAUDITED)      1997      1996       1995*
                          ---------------- --------  --------     ------
Net asset value,
 beginning of period....      $ 14.43      $  12.53  $  10.96     $10.00
                              -------      --------  --------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...         0.04          0.07      0.07       0.09
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........        (0.13)         2.81      2.09       1.19
                              -------      --------  --------     ------
 Total from investment
  operations............        (0.09)         2.88      2.16       1.28
                              -------      --------  --------     ------
LESS DISTRIBUTIONS:
Dividend from net
 investment income......         0.00         (0.07)    (0.07)     (0.09)
Distribution from
 capital gains..........         0.00         (0.91)    (0.52)     (0.23)
                              -------      --------  --------     ------
 Total distributions....         0.00         (0.98)    (0.59)     (0.32)
                              -------      --------  --------     ------
Net asset value, end of
 period.................      $ 14.34      $  14.43  $  12.53     $10.96
                              =======      ========  ========     ======
Total return............        (0.62)%       23.02%    19.76%     12.76%(c)
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in thousands)..      $45,170      $338,726  $116,134     $4,828
                              -------      --------  --------     ------
Ratio of expenses to
 average net assets.....         0.80%(a)      0.85%     0.99%(b)   1.00%(a)(b)
                              -------      --------  --------     ------
Ratio of net investment
 income to average net
 assets.................         0.57%(a)      0.66%     0.85%(b)   1.53%(a)(b)
                              -------      --------  --------     ------
Portfolio turnover
 rate...................         37.6%         71.1%     39.2%      64.3%
                              -------      --------  --------     ------

-----------------------
(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been 1.06% and 1.29%, and the ratios of net investment income to average net assets would have been 0.78% and 1.24%, respectively, for the year ended December 31, 1996 and the period ended December 31, 1995.
(c) Not annualized.
 * For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE EMERGING GROWTH FUND

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                         SIX MONTHS ENDED     PERIOD ENDED
                                          JUNE 30, 1998         DECEMBER
                                           (UNAUDITED)         31, 1997*
                                         ----------------     ------------
Net asset value, beginning of period...      $ 12.85            $ 10.00
                                             -------            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        (0.06)              0.00
Net realized and unrealized gain (loss)
 on investment transactions............         3.50               3.92
                                             -------            -------
 Total from investment operations......         3.44               3.92
                                             -------            -------
LESS DISTRIBUTIONS:
Dividend from net investment income....         0.00               0.00
Distribution from capital gains........         0.00              (1.07)
                                             -------            -------
 Total distributions...................         0.00              (1.07)
                                             -------            -------
Net asset value, end of period.........      $ 16.29            $ 12.85
                                             =======            =======
 Total return..........................        26.77%             39.22%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)............................      $27,414            $17,942
                                             =======            =======
Ratio of expenses to average net
 assets................................         1.15%(a)(b)        1.15%(a)(b)
                                             =======            =======
Ratio of net investment income to
 average net assets....................        (0.87%)(a)(b)      (0.73%)(a)(b)
                                             =======            =======
Portfolio turnover rate................        152.9%             392.3%
                                             =======            =======

-----------------------
(a) Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been 1.19% and 1.41%, and the ratios of net investment income to average net assets would have been (0.90)% and (0.99)%, respectively, for the periods ended June 30, 1998 and December 31, 1997.
(c) Not annualized.
* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1998
--------------------------------------------------------------------------------

1 - SIGNIFICANT ACCOUNTING POLICIES

  Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

  Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy.

  The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  INVESTMENT VALUATION:
  MONEY MARKET FUND - Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (The Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

  QUALITY BOND, HIGH YIELD BOND, GROWTH EQUITY, VALUE EQUITY, FLEXIBLY MANAGED, INTERNATIONAL EQUITY, SMALL CAPITALIZATION AND EMERGING GROWTH FUNDS -
 Portfolio securities listed on a national securities exchange are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded or, if there has been no sale on that day, at the mean between the current closing bid and asked prices. All other securities for which over-the-counter market quotations are readily available will be valued on the basis of the mean between the last current bid and asked prices. When market quotation are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value as determined by The Board.

  The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

  FOREIGN CURRENCY TRANSLATION - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

  The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

  DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds will be declared and paid annually. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discount and foreign currency transactions.

  FEDERAL INCOME TAXES: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue code and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1998
--------------------------------------------------------------------------------

2 - DERIVATIVE FINANCIAL INSTRUMENTS

OFF-BALANCE SHEET RISK

  The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

  The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transaction are considered.

DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR PURPOSES OTHER THAN TRADING

  FUTURES CONTRACTS - Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund has entered into futures contracts during the six month period ended June 30, 1998. There were no open futures contracts at June 30, 1998.

  WRITTEN OPTIONS - Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold
(call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put options during the six month period ended June 30, 1998. Purchased put options open and outstanding at June 30, 1998 are disclosed in the schedule of investments.

  FORWARD FOREIGN CURRENCY CONTRACTS - The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the six month period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

  Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain the might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Flexibly Managed and International Equity funds have entered into forward foreign currency contracts for the six month period ended June 30, 1998. At June 30, 1998 there were no open contracts in the Flexibly Managed Fund. Open forward foreign currency contracts held by the International Equity Fund at June 30, 1998 were as follows:

                                                                                       UNREALIZED
                                                                                        FOREIGN
                                          FOREIGN                                       EXCHANGE
   FORWARD FOREIGN          EXPIRATION   CURRENCY     FORWARD   CONTRACT    CONTRACT     GAIN/
   CURRENCY CONTRACT           DATE     TO BE SOLD     RATE      AMOUNT       VALUE      (LOSS)
   -----------------        ---------- ------------- --------- ----------- ----------- ----------
   French Franc............  07/31/98      5,820,598   6.03615 $   955,481 $   964,290 $   (8,809)
   French Franc............  09/10/98     35,000,000   6.02446   5,749,014   5,809,649    (60,635)
   German Deutsche Mark....  09/10/98     28,000,000   1.79728  15,421,474  15,579,097   (157,623)
   Japanese Yen............  09/10/98  1,500,000,000 137.43800  11,990,408  10,914,012  1,076,396
   Japanese Yen............  10/05/98  1,700,000,000 136.80300  13,040,810  12,426,628    614,182
   Swiss Franc.............  09/10/98      8,000,000   1.50682   5,475,702   5,309,194    166,507
                                                               ----------- ----------- ----------
                                                               $52,632,889 $51,002,870 $1,630,018
                                                               =========== =========== ==========

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1998
--------------------------------------------------------------------------------

3 - INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES

  Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the funds. ICMI is a wholly-owned subsidiary of The Penn Mutual Life Insurance Company.

  T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the FLEXIBLY MANAGED and the HIGH YIELD BOND FUNDS pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

  OpCap Advisors ("OpCap") is sub-adviser to VALUE EQUITY and SMALL CAPITALIZATION FUNDS pursuant to an investment sub-adviser agreement entered into by ICMI and OpCap on May 1, 1998. As sub-adviser, OpCap provides investment management services to the Funds. OpCap is a subsidiary of Oppenheimer Capital.

  Vontobel USA Inc. ("Vontobel") is sub-advisor to the INTERNATIONAL EQUITY FUND pursuant to an investment sub-adviser agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding Ltd., an affiliate of, Bank J. Vontobel & Co. Ltd.

  RS Investment Management, Inc. (formerly Robertson Stephens Investment Management, Inc. ) ("RS") is sub-adviser to the EMERGING GROWTH FUND pursuant to an investment sub-adviser agreement entered into by ICMI and RS on May 1, 1998. As sub-adviser, RS provides investment management services to the Fund.

  Each of the Funds pay ICMI, on a monthly basis, an annual advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.40% for first $100 million and 0.35% thereafter; Quality Bond Fund: 0.45% for first $100 million and 0.40% thereafter; Growth Equity Fund: 0.50% for the first $100 million and 0.45% thereafter; Flexibly Managed Fund: 0.50%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.75%; Value Equity Fund: 0.50%; Small Capitalization Fund: 0.50% and Emerging Growth Fund: .80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter.

  For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

ADMINISTRATIVE AND CORPORATE SERVICES

  Under an administrative and corporate services agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pay Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each of the Fund's average daily net assets.

EXPENSES AND LIMITATIONS THEREON

  Each Fund bears all expenses of its operations other than those incurred by the investment advisors under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. The investment advisors and Penn Mutual have each voluntarily agreed to waive fees or reimburse expenses to the extent each of the Fund's expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitations for each Fund. The expense limitations for the Funds are as follows: Money Market, 0.80%; Quality Bond: 0.90%; High Yield Bond: 1.00%; Growth Equity: 1.00%; Value
Equity: 1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Capitalization 1.00%; and Emerging Growth 1.15%.

  Fees were paid to non-affiliated Directors of Penn Series for the six month period ended June 30, 1998. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment advisors, administrator, accounting agent or any parent or subsidiary thereof.

4 - CAPITAL STOCK

  At June 30, 1998, there were one billion shares of $.10 par value capital stock authorized for Penn Series. The shares are divided into ten classes of 100 million shares of capital stock. Nine of the classes designated are Penn Series Money Market Fund Common Stock, Penn Series Quality Bond Fund Common Stock, Penn Series High Yield Bond Fund Common Stock, Penn Series Growth Equity Fund Common Stock, Penn Series Value Equity Fund Common Stock, Penn Series Flexibly Managed Fund Common Stock, Penn Series International Equity Fund Common Stock and Penn Series Small Capitalization Fund Common Stock and Penn Series Emerging Growth Fund Common Stock. One of the classes of common stock is presently designated Class I, and no shares have been issued.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1998
--------------------------------------------------------------------------------

4 - CAPITAL STOCK, CONTINUED

Transactions in capital stock of the Money Market Fund were as follows:

                                SIX MONTHS ENDED             YEAR ENDED
                                  JUNE 30, 1998           DECEMBER 31, 1997
                             ------------------------  ------------------------
                               SHARES       AMOUNT       SHARES       AMOUNT
                             -----------  -----------  -----------  -----------
Shares sold.................  29,761,279  $29,761,279   52,596,243  $52,596,243
Shares issued to
 shareholders in
 reinvestment of
 Net investment income......     968,765      968,765    1,857,904    1,857,904
Shares reacquired........... (27,260,786) (27,260,786) (51,478,157) (51,478,157)
                             -----------  -----------  -----------  -----------
                               3,469,258  $ 3,469,258    2,975,990  $ 2,975,990
                             -----------  -----------  -----------  -----------

Transactions in capital stock of the Quality Bond Fund were as follows:

                                SIX MONTHS ENDED              YEAR ENDED
                                  JUNE 30, 1998           DECEMBER 31, 1997
                             ------------------------  ------------------------
                               SHARES       AMOUNT       SHARES       AMOUNT
                             -----------  -----------  -----------  -----------
Shares sold.................     604,958  $ 6,315,912      695,043  $ 7,228,270
Shares issued to
 shareholders in
 reinvestment of
 Net investment income......           0            0      216,422    2,207,510
 Net realized gain from
  investment transactions...           0            0        1,602       16,338
 Distribution in excess of
  net investment income.....           0            0        1,596       16,277
Shares reacquired...........    (331,055)  (3,456,060)    (745,923)  (7,674,394)
                             -----------  -----------  -----------  -----------
                                 273,903  $ 2,859,852      168,740  $ 1,794,001
                             -----------  -----------  -----------  -----------

Transactions in capital stock of the High Yield Bond Fund were as follows:

                                SIX MONTHS ENDED             YEAR ENDED
                                  JUNE 30, 1998           DECEMBER 31, 1997
                             ------------------------  ------------------------
                               SHARES       AMOUNT       SHARES       AMOUNT
                             -----------  -----------  -----------  -----------
Shares sold.................     767,375    7,596,267    1,621,677   15,567,712
Shares issued to
 shareholders in
 reinvestment of
 Net investment income......           0            0      479,026    4,560,298
 Distribution in excess of
  net investment income.....           0            0        1,111       10,576
Shares reacquired...........    (284,322)  (2,818,312)    (829,328)  (7,878,467)
                             -----------  -----------  -----------  -----------
                                 483,053  $ 4,777,955    1,272,486  $12,260,119
                             -----------  -----------  -----------  -----------

Transactions in capital stock of the Growth Equity Fund were as follows:

                                SIX MONTHS ENDED              YEAR ENDED
                                  JUNE 30, 1998           DECEMBER 31, 1997
                             ------------------------  ------------------------
                               SHARES       AMOUNT       SHARES       AMOUNT
                             -----------  -----------  -----------  -----------
Shares sold.................     255,489  $ 6,816,141      560,843  $13,907,900
Shares issued to
 shareholders in
 reinvestment of
 Net investment income......           0            0       19,779      482,003
 Net realized gain from
  investment transactions...       8,137      208,968      561,299   13,678,854
Shares reacquired...........    (337,781)  (9,072,850)    (500,698) (12,473,543)
                             -----------  -----------  -----------  -----------
                                 (74,155) $(2,047,741)     641,223  $15,595,214
                             -----------  -----------  -----------  -----------

Transactions in capital stock of the Value Equity Fund were as follows:

                                 SIX MONTHS ENDED            YEAR ENDED
                                   JUNE 30, 1998         DECEMBER 31, 1997
                               ----------------------  -----------------------
                                SHARES      AMOUNT      SHARES       AMOUNT
                               --------  ------------  ---------  ------------
Shares sold...................  976,665  $ 23,832,000  2,867,800  $ 61,202,630
Shares issued to shareholders
 in reinvestment of
 Net investment income........        0             0    162,466     3,663,616
 Distribution in excess of net
  investment income...........        0             0    726,457    16,381,602
Shares reacquired............. (433,454)  (10,554,335)  (712,142)  (15,712,398)
                               --------  ------------  ---------  ------------
                                543,211  $ 13,277,665  3,044,581  $ 65,535,450
                               --------  ------------  ---------  ------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1998
--------------------------------------------------------------------------------

4 - CAPITAL STOCK, CONTINUED

Transactions in capital stock of the Flexibly Managed Fund were as follows:

                               SIX MONTHS ENDED             YEAR ENDED
                                 JUNE 30, 1998           DECEMBER 31, 1997
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Shares sold................  1,806,516  $ 37,127,296   4,061,684  $ 80,965,783
Shares issued to
 shareholders in
 reinvestment of
 Net investment income.....          0             0     728,483    14,445,809
 Net realized gain from
  investment transactions..      6,084       123,319   1,487,222    29,491,615
Shares reacquired.......... (1,031,363)  (21,311,719) (1,513,715)  (30,886,898)
                            ----------  ------------  ----------  ------------
                               781,237  $ 15,938,896   4,763,674  $ 94,016,309
                            ----------  ------------  ----------  ------------

Transactions in capital stock of the International Equity Fund were as follows:

                               SIX MONTHS ENDED             YEAR ENDED
                                 JUNE 30, 1998           DECEMBER 31, 1997
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Shares sold................    917,926  $ 16,214,595   1,665,223  $ 27,762,536
Shares issued to
 shareholders in
 reinvestment of
 Net investment income.....          0             0     247,062     3,985,121
 Net realized gain from
  investment transactions..          0             0     266,946     4,305,835
Shares reacquired..........   (929,962)  (16,381,940)   (829,261)  (13,999,926)
                            ----------  ------------  ----------  ------------
                               (12,036) $   (167,345)  1,349,970  $ 22,053,566
                            ----------  ------------  ----------  ------------

Transactions in capital stock of the Small Capitalization Fund were as follows:

                               SIX MONTHS ENDED             YEAR ENDED
                                 JUNE 30, 1998           DECEMBER 31, 1997
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Shares sold................    582,155  $  8,739,764   1,398,053  $ 19,734,987
Shares issued to
 shareholders in
 reinvestment of
 Net investment income.....          0             0      12,575       181,452
 Net realized gain from
  investment transactions..        555         8,222     158,480     2,286,864
Shares reacquired..........   (117,378)   (1,749,751)   (173,037)   (2,478,293)
                            ----------  ------------  ----------  ------------
                               465,332  $  6,998,235   1,396,071  $ 19,725,010
                            ----------  ------------  ----------  ------------

Transactions in capital stock of the Emerging Growth Fund were as follows:

                               SIX MONTHS ENDED              YEAR ENDED
                                 JUNE 30, 1998          DECEMBER 31, 1997*
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Shares sold................    601,342  $  9,228,148   1,427,602  $ 18,230,138
Shares issued to
 shareholders in
 reinvestment of
 Net investment income.....          0             0           0             0
 Net realized gain from
  investment transactions..        638         8,966     106,892     1,373,564
Shares reacquired..........   (314,625)   (4,750,994)   (138,520)   (2,069,490)
                            ----------  ------------  ----------  ------------
                               287,355  $  4,486,120   1,395,974  $ 17,534,212
                            ----------  ------------  ----------  ------------

* For the period from May 1, 1997 (commencement of operations) through December 1997.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

5 - PURCHASES AND SALES OF INVESTMENTS

During the period ended June 30, 1998 the Funds made the following purchases and sales of portfolios securities:

                               QUALITY BOND FUND       HIGH YIELD BOND FUND
                           ------------------------- -------------------------
                            PURCHASES      SALES      PURCHASES      SALES
                           ------------ ------------ -------------------------
Long Term U.S. Govt. and
 Agency Obligations....... $ 32,949,155 $ 21,085,738 $          0 $  1,512,670
Other Long-Term
 Securities...............   38,839,341   47,006,557   35,285,422   27,535,512
                           ------------ ------------ ------------ ------------
 Totals................... $ 71,788,496 $ 68,092,295 $ 35,285,422 $ 29,048,182
                           ------------ ------------ ------------ ------------
                              GROWTH EQUITY FUND         VALUE EQUITY FUND
                           ------------------------- -------------------------
                            PURCHASES      SALES      PURCHASES      SALES
                           ------------ ------------ -------------------------
Long Term U.S. Govt. and
 Agency Obligations....... $          0 $          0 $          0 $          0
Other Long-Term
 Securities...............   74,686,780   74,467,022   57,919,842   39,429,472
                           ------------ ------------ ------------ ------------
 Totals................... $ 74,686,780 $ 74,467,022 $ 57,919,842 $ 39,429,472
                           ------------ ------------ ------------ ------------
                             FLEXIBLY MANAGED FUND   INTERNATIONAL EQUITY FUND
                           ------------------------- -------------------------
                            PURCHASES      SALES      PURCHASES      SALES
                           ------------ ------------ -------------------------
Long Term U.S. Govt. and
 Agency Obligations....... $ 17,081,675 $          0 $          0 $          0
Other Long-Term
 Securities...............  143,687,144  123,010,183   34,366,709   31,214,338
                           ------------ ------------ ------------ ------------
 Totals................... $160,768,819 $123,010,183 $ 34,366,709 $ 31,214,338
                           ------------ ------------ ------------ ------------
                           SMALL CAPITALIZATION FUND   EMERGING GROWTH FUND
                           ------------------------- -------------------------
                            PURCHASES      SALES      PURCHASES      SALES
                           ------------ ------------ -------------------------
Long Term U.S. Govt. and
 Agency Obligations....... $          0 $          0 $          0 $          0
Other Long-Term
 Securities...............    8,880,097    7,225,296   41,494,933   34,577,794
                           ------------ ------------ ------------ ------------
 Totals................... $  8,880,097 $  7,225,296 $ 41,494,933 $ 34,577,794
                           ------------ ------------ ------------ ------------

--------------------------------------------------------------------------------
6 - CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:

                                                               MONEY  HIGH YIELD
                                                               MARKET    BOND
                                                                FUND     FUND
                                                               ------ ----------
1998.......................................................... $  872 $        0
2000..........................................................     61          0
2001..........................................................    183          0
2003..........................................................    416  1,052,436
2004..........................................................      0    525,647
2005..........................................................    225          0
                                                               ------ ----------
 Total........................................................ $1,757 $1,578,083
                                                               ====== ==========